EXHIBIT 10.1
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                    MASTER SUPPLY AND DISTRIBUTION AGREEMENT

         This Agreement is made and entered into this 21st day of September, 2000, by and between PRESSTEK, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 55 Executive Drive, Hudson, New Hampshire 03051 (hereinafter "PRESSTEK"), and XEROX Corporation, a corporation organized and existing under the laws of New York, having an office and place of business at 800 Phillips Road, Webster New York 14580 (hereinafter "XEROX").

                                    STATEMENT
                                    ---------

         PRESSTEK has developed a direct imaging technology for the formation of images on printing plates from digital data using ablation plate and laser diode imaging techniques, including related software and systems (the "PRESSTEK ProFire Technology"). PRESSTEK is in the business of manufacturing and licensing others to manufacture products incorporating the PRESSTEK ProFire Technology and, in cooperation with various partners, has applied PRESSTEK ProFire Technology to printing presses, platesetters and other products. XEROX is a major manufacturer and seller of duplicating and graphic arts products.

         On February 3, 2000, the parties entered into a non-binding Memorandum of Understanding ("MOU") pursuant to which the parties have cooperated in the demonstration of PRESSTEK - designed products and the XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/ System at the DRUPA 2000 trade show. The parties have now agreed to proceed with the production, marketing and commercial distribution of three direct imaging presses and related consumables on a co-branded basis. Accordingly, this Agreement sets forth the terms and conditions under which PRESSTEK will supply the agreed products to XEROX for resale by XEROX on a co-branded basis.

         Now, therefore, in consideration of the mutual promises herein contained, the parties agree as follows:

         1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context otherwise requires:

                  a. "Documentation" shall mean all written text including but not limited to manuals, brochures, Specifications and software descriptions, in electronic, printed and/or camera ready form, and related materials necessary for marketing, support or use of the Products, including sales documentation, service documentation, and customer documentation as further described herein.

                  b. "Maintenance Modifications" shall mean modifications to Documentation and/or software components of the Products (including the object code thereto) which correct Product Failures, support new releases of the operating systems with which the code is designed to operate, support new input/output (I/O) devices, or provide other updates and corrections necessary to resolve customer problems as further described herein.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.
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                  c. "Mandatory Retrofit" shall mean a retrofit necessary to restore the Products to be in conformity with the Specifications, to render the Products safe for use or to have the Products comply with applicable law.

                  d. "Product Failure" shall mean any error, unresolved problem, or defect in the Product(s) caused by or resulting from (1) an incorrect functioning of code or command files, or (2) an incorrect or incomplete statement or diagram in the Documentation, if such error, problem, or defect renders the code inoperable, causes the code to fail to meet the Specifications, causes Documentation to be inaccurate or incomplete in any material respect, causes incorrect results, or causes incorrect functions to occur in any material respect when any such materials are used for their intended purposes.

                  e. "Products" shall mean the [CONFIDENTIAL TREATMENT REQUESTED] /*/Press, the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, Consumables and Spares as hereinafter defined.

                  f. "Regulatory Agency" shall mean any regulatory agency or other body, governmental or private, including but not limited to agencies regulating product safety and/or electromagnetic emissions, the approval of which is required for sale in North America and Europe with other regions to be added by mutual consent.

                  g. "Spares" shall mean spare parts for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press or [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, and modifications, enhancements and improvements thereto which are made pursuant to the terms of this Agreement.

                  h. "Specifications" shall mean the engineering, operational and/or functional description of the Product(s) as set forth in the specifications contained in Exhibits B and C, as the same may be amended by mutual agreement of the parties.

                  i. "Update" shall mean a bug fix or software release intended in whole or in part to correct or avoid a software coding error. The term shall also mean any other software release, revision or version (other than a Maintenance Modification) which does not include bug fixes or changes to correct a defect in the software component, and which PRESSTEK chooses to make available to XEROX as part of the software component, either for free or at a price to be determined by PRESSTEK. All Updates will include all error corrections and PRESSTEK shall use best efforts to ensure that Updates will be backwards compatible with the previous consecutive hardware and software platform release.

                  j. "XEROX" shall mean, whether or not so specified and unless the context otherwise requires, XEROX Corporation and XEROX Companies.

                  k. "XEROX Company" shall mean XEROX (Europe) Limited, Fuji XEROX Co., Ltd., Modi XEROX Co., Ltd., and any entity which is owned or controlled directly or indirectly by XEROX Corporation or by any of the foregoing.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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         2. PRIOR AGREEMENTS. This Agreement is entered into pursuant to the MOU of February 3, 2000 and replaces, terminates and supercedes any and all prior understandings and written agreements of the parties with respect to the subject matter hereof, including without limitation the MOU. This Agreement is supplemented by a separate and independent Confidentiality Agreement dated July 22, 1998 and attached hereto as Exhibit A. The Confidentiality Agreement shall govern the exchange of all confidential information between the parties in connection with the parties' relationship pursuant to this Agreement.

         3. PRODUCTS. Under the terms of this Agreement, PRESSTEK shall supply and XEROX shall purchase the following Products (the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press are referred to collectively as "Presses") for worldwide resale, lease, distribution, servicing, and sublicense by XEROX to XEROX' customers under mutually agreed terms and conditions:

                  a. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press. An inline sheet-fed printing press of the B3 format size manufactured by [CONFIDENTIAL TREATMENT REQUESTED]/*/ incorporating on-press direct imaging of plates using the PRESSTEK ProFire Technology, such press including a four-color press and a five-color press hereinafter identified as the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press. The definition of "[CONFIDENTIAL TREATMENT REQUESTED]/*/ Press" shall include any and all presses which meet the foregoing description during the term of this Agreement. The Specification for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press is attached hereto as Exhibit B.

                  b. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press. A four-color, sheet-fed printing press of the A3 format size manufactured by [CONFIDENTIAL TREATMENT REQUESTED]/*/ incorporating multi-print cylinder technology and on press direct imaging of plates using the PRESSTEK ProFire Technology hereinafter referred to as the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press. The definition "[CONFIDENTIAL TREATMENT REQUESTED]/*/ Press" shall include any and all presses which meet the foregoing description during the term of this Agreement. The Specification for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press is attached hereto as Exhibit C.

                  c. Consumables. Printing plates in roll form using PRESSTEK's PEARLdry technology and PEARLdry cleaning towels (as identified in Exhibit D and as modified, updated, revised and/or replaced with functionally equivalent products pursuant to written agreement during the term hereof) which constitute consumable products for use in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press ("Consumables"). The parties agree that XEROX may purchase consumable products other than plates and cleaning towels identified in this Section, from other third parties in its discretion. PRESSTEK shall have no liability, warranty or service obligation for consumable products not supplied by PRESSTEK.

                  d. Specifications. The Specifications for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press attached hereto

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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as Exhibits B and C are the current specification for the pre-production implementation of these Products. These Specifications are subject to modification by PRESSTEK from time to time during the ongoing testing and evaluation of these units in the exercise of its reasonable engineering judgment, with timely notification to XEROX. During the period of testing and evaluation: (a) PRESSTEK shall obtain XEROX' written consent prior to implementing, changes in the Specification which affect form, fit or function of the Products, and (b) XEROX shall have the right to request modification of the current Specification subject to approval by PRESSTEK. In the event any modification to the Specification increases the engineering or manufacturing cost of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press or [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, such cost increase shall be borne by the party requesting the modification except as otherwise agreed by the parties in writing and if such modification is proposed or requested by XEROX, the parties agree to negotiate in good faith any and all proprietary rights associated therewith. In the event the parties fail to reach written agreement pursuant to this Section, PRESSTEK agrees that all rights in and ownership of any writings, discoveries, innovations, inventions, patents, copyrights, trade secrets, know-how, and other similar forms of intangible property or proprietary information (collectively "Developed Intellectual Property") which relate to or result from such modification request will reside with the Party whose employee(s) or agent(s) first conceived, or made, or reduced to a tangible medium of expression the Developed Intellectual Property. [CONFIDENTIAL TREATMENT REQUESTED]/*/ PRESSTEK shall not be required to undertake implementation of any modification requested or proposed by XEROX in the absence of a development agreement satisfactory to PRESSTEK.

                  e. Commercial Availability. The provisions of this Agreement contemplate that the Products will be commercially available no later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ months after receipt of first order from XEROX (the "Available Date"). In the event that the Products are not commercially available until after the Available Date, the time in which the parties' obligations must be performed as stated herein shall be extended by an amount of time commensurate with the delay in commercial availability, with the exception of payment of the Distribution Fee; provided, however, that if Products are still not commercially available as of [CONFIDENTIAL TREATMENT REQUESTED]/*/ months after the Available Date, XEROX may terminate this Agreement without any further liability upon written notice to PRESSTEK, and PRESSTEK shall refund any and all payments of the Distribution Fee made by XEROX prior to the effective termination date. For the purpose of this Agreement, "commercially available" shall mean that conforming Product(s) are available to be shipped and delivered to a customer with a lead time of (i) [CONFIDENTIAL TREATMENT REQUESTED]/*/ months for [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses, (ii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ months for [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses, and (iii) [CONFIDENTIAL TREATMENT REQUESTED]/*/ days for Consumables.

                  f. Future Products. The parties contemplate that additional PRESSTEK products may be added to the products referred to in this Section for sale by XEROX on terms and conditions to be negotiated by the parties. It is the intent of the parties that such additional products shall be added by addendum to this Agreement and that the terms and conditions of this Agreement shall apply to such additional products, except to the extent such terms they are altered or modified in any such addendum.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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         4. DISTRIBUTION AGREEMENT FEE. In consideration of PRESSTEK's investment in the development and acquisition of technology incorporated in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, XEROX shall pay PRESSTEK a nonrefundable, noncancelable (except as expressly provided herein) Distribution Agreement Fee, in addition to any and all other payments called for by this Agreement. The Distribution Agreement Fee shall be paid without regard to the quantity of Products purchased by XEROX and without regard to the payment for such Products, and without regard to whether XEROX's distribution rights are exclusive or semi-exclusive. The fee shall be paid, in an amount to be calculated as follows:

                  a. Initial Term. XEROX shall pay PRESSTEK a Distribution Agreement Fee equal to US [CONFIDENTIAL TREATMENT REQUESTED]/*/ in quarterly payments of [CONFIDENTIAL TREATMENT REQUESTED]/*/ each, payable on March 15, June 15, September 15, and December 15, in each of the calendar years [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  b. Renewal Term. If the term of this Agreement is extended for an additional three-year term pursuant to the provisions hereof, then XEROX shall pay PRESSTEK an additional Distribution Agreement Fee in the amount of [CONFIDENTIAL TREATMENT REQUESTED]/*/ to be paid as follows: XEROX shall remit payments to PRESSTEK quarterly in amounts equal to [CONFIDENTIAL TREATMENT REQUESTED]/*/ of each PRESSTEK invoice to XEROX for Products in the immediately preceding calendar quarter beginning March 31, [CONFIDENTIAL TREATMENT REQUESTED]/*/ and proceeding with quarterly invoices until payment is complete. Payment shall be due within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from receipt of a correct invoice.

         5. CO-BRANDING AND TRADEMARKS. The Products to be supplied pursuant to this Agreement shall be co-branded and shall carry the XEROX name and the PRESSTEK DI logo. The format in which the XEROX name and PRESSTEK DI logo shall be applied to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, and packaging for Consumables is shown in Exhibit E attached to this Agreement. Any changes in the manner of application of the XEROX name, PRESSTEK DI logo and/or manufacturing company's name (as set forth in subsection (b) below) shall be subject to written agreement between the parties.

                  a. No Trademark/Tradename Usage. Except as provided in the foregoing Subsection, nothing in this Agreement shall authorize PRESSTEK or XEROX to use any trademark and/or trade name of the other party without the prior written consent of the other party. Any and all promotional materials used by a party in the promotion, marketing and sale of products pursuant to this Agreement bearing a trademark of the other party shall be subject to review and approval by the other party as to the form and content of such use, such approval not to be unreasonably withheld, conditioned or delayed. All rights and goodwill in the trademarks of either party accruing as a result of the use of such trademark by the other party in any country shall inure to the benefit of the party owning the trademark, and the other party shall acquire no rights in any such mark by virtue of such use pursuant to this Agreement.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                      -5-
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                  b. Manufacturer's Mark. In addition to the XEROX and PRESSTEK trademarks indicated above, the manufacturing company's name shall be placed on the non-operator side of the Press in the formats set forth in Exhibit F.

         6. PRE-PRODUCTION UNITS. PRESSTEK shall sell and XEROX shall purchase pre-production units of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press as follows:

                  a. Preproduction [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses. PRESSTEK shall sell and XEROX shall purchase [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses which comply with mutually agreed-upon specifications for testing and evaluation. The parties anticipate that [CONFIDENTIAL TREATMENT REQUESTED]/*/ such presses shall be five-color versions of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ shall be four-color versions of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press. The terms and conditions of such sale shall be as follows:

                           (i) The price for the pre-production units of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/ each for the five-color press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ each for the four-color press.

                           (ii) Delivery of the [CONFIDENTIAL TREATMENT
         REQUESTED]/*/ pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses will commence on [CONFIDENTIAL TREATMENT REQUESTED]/*/ and will be at the rate of [CONFIDENTIAL TREATMENT REQUESTED]/*/ thereafter. Such sales shall be FOB Port of Export, with title and risk of loss passing to XEROX when the Products pass over the ship's rail at the port of loading. PRESSTEK shall invoice Xerox for the Products when they are prepared for shipment at the manufacturing facility in the [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                           (iii) XEROX shall issue a purchase order for the preproduction units of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days of execution hereof. PRESSTEK shall invoice XEROX as follows: (i) upon receipt of XEROX' purchase order for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ units, PRESSTEK shall issue an invoice in the amount of [CONFIDENTIAL TREATMENT REQUESTED]/*/; and (ii) thirty days thereafter, PRESSTEK shall issue an invoice in the amount of [CONFIDENTIAL TREATMENT REQUESTED]/*/. XEROX shall remit payment [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following receipt of such invoices, and such payment shall constitute an advance against the invoices to be issued pursuant to Subsection (ii) above. Payment of invoices for the balance due and owing for such pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses shall be remitted by XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following receipt by XEROX of PRESSTEK's correct invoice.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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                           (iv) In addition to the payment for pre-production
         presses, XEROX shall pay PRESSTEK a service/upgrade fee in the amount of [CONFIDENTIAL TREATMENT REQUESTED]/*/, which shall be invoiced in two parts: [CONFIDENTIAL TREATMENT REQUESTED]/*/ on [CONFIDENTIAL TREATMENT REQUESTED]/*/, 2001, and [CONFIDENTIAL TREATMENT REQUESTED]/*/ on [CONFIDENTIAL TREATMENT REQUESTED]/*/, 2001. Such invoices shall be payable net [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from XEROX' receipt of PRESSTEK's correct invoice in accordance with the foregoing. In consideration of such service/upgrade fee and at no further cost to XEROX, PRESSTEK shall deliver, install and provide customer training for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production presses and service the [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production units for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ after the date of installation and shall upgrade such [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production presses to production performance levels and full compliance with the Specifications at the conclusion of pre-production testing and evaluation, the foregoing at such locations as XEROX may direct in its discretion. Delivery of upgrade components shall be made at the expense of PRESSTEK.

                  b. Preproduction [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses. PRESSTEK shall sell and XEROX shall purchase [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses for testing and evaluation at a price of [CONFIDENTIAL TREATMENT REQUESTED]/*/ each. PRESSTEK shall deliver the [CONFIDENTIAL TREATMENT REQUESTED]/*/ pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses in [CONFIDENTIAL TREATMENT REQUESTED]/*/ 2000. The pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses shall be invoiced when they are shipped and payment terms for the pre-production [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses shall be [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following Xerox' receipt of PRESSTEK's invoice therefor, which invoice shall be issued no earlier than shipment of such Presses. Title to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses and risk of loss shall pass to XEROX FOB [CONFIDENTIAL TREATMENT REQUESTED]./*/

                  c. DRUPA "Potential Customer" List. PRESSTEK shall provide XEROX all information concerning the "intent to buy" list generated at DRUPA 2000 and thereafter and all rights to such list. The customers on such list expressing their intent to buy shall become potential customers of XEROX for XEROX sales of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ presses and XEROX shall take full responsibility for communication and contracting with such customers.

                  d. Invoice Rejection. If any invoice received by XEROX is not "correct" as to units purchased and price, XEROX shall notify PRESSTEK in writing within ten (10) business days of receipt of the invoice. Such invoices shall be deemed correct and accepted if PRESSTEK is not notified within such period. PRESSTEK will promptly deliver a corrected invoice.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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         7. COMMERCIAL PRODUCTION. After completion of the pre-production
Presses pursuant to Section 6 above, PRESSTEK shall sell to XEROX and XEROX shall purchase commercial production of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press as follows.

                  a. Product Pricing. The price of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press, [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and Consumables shall be as set forth in Exhibit G attached to this Agreement. The price of such Products shall be firm for the term hereof, subject to the parties' semi-annual review and commercially reasonable efforts to reflect manufacturing cost changes, currency fluctuations and any cost changes pursuant to written modification. Any changes in prices for Products shall apply prospectively and shall not apply to four-month, noncancelable firm orders.

                  b.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

                  c. Final Specification. Upon release to production of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press the Products shall be manufactured pursuant to a final Specification developed by PRESSTEK in cooperation with XEROX (as necessary) and agreed upon by the parties hereunder pursuant to written amendment. PRESSTEK shall provide drafts of any changes anticipated in the Specification to XEROX as they are developed prior to release to production of any Product. The Specification shall be subject to modification (in order to improve manufacturing or operating efficiencies or overall system performance) as agreed by the parties in writing.

                  d. Product Changes. The Product(s) delivered hereunder shall incorporate the latest improvements implemented by PRESSTEK, subject to XEROX' prior written agreement. In requesting such approval, PRESSTEK shall inform XEROX, in writing, of the date of the proposed incorporation of such changes into the Product(s) and description of changes affecting the:

                           (i) Form (external appearance of finished Product(s) or piece parts, or external dimensions, dimension tolerances or shape);

                           (ii) Fit (provisions for mounting; changes to mounting holes, holes for mounting shipping restraints, or holes or fittings for mounting accessory or optional features; changes in the dimension or shape of internal spaces available for customer use; changes affecting the interchangeability of parts, electrical or other power and environmental requirements);

                           (iii) Function (changes in the Specification, Product(s) performance, or any changes affecting Product(s) reliability); and/or

                           (iv) Compatibility of the Product(s) (changes to or which affect Product(s) operation or Product(s) Spares, internal logic or timing which might affect application of the Product(s), part number or configuration dash number of parts which can be replaced in the field,

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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         the interchangeability of Spares, service documentation which might affect a customer's application for the Product(s)).

XEROX shall respond within thirty (30) days to each engineering change order received from PRESSTEK requesting Product(s) changes indicating its acceptance or rejection of such change.

                  e. Effect of Changes. In the event that any change in the form, fit or function or Specification of any Product(s) in order to comply with mutually agreed upon requirements or standards other than Mandatory Retrofits results in a significant increase or decrease in the cost of such Product(s), or in the length of time required for the manufacture or delivery thereof, an equitable adjustment to the price of such Product(s) or agreed upon shipping date or both shall be made by the parties pursuant to good faith negotiations.

                  f. Mandatory Retrofits. PRESSTEK shall promptly notify XEROX of the need for any Mandatory Retrofits and work with XEROX to establish a mutually agreeable schedule for installing the foregoing. PRESSTEK shall be responsible for all costs associated with Mandatory Retrofits. The parties will use best efforts to minimize the cost of implementation of Mandatory Retrofits.

                  g. Schedule for Changes. Any changes made by PRESSTEK and accepted by XEROX pursuant to this Article shall be implemented in accordance with a schedule mutually agreed upon in the written notification of change. Such changes shall be incorporated into Product(s) shipped pursuant to Purchase Orders received by PRESSTEK after XEROX approved such changes. If applicable, the serial number of the first such changed Product(s) shall be identified to XEROX and PRESSTEK agrees that all Product(s) with serial numbers greater than such serial number shall incorporate such changes.

                  h. Obsolete Inventory. In the event of changes to Product(s), PRESSTEK shall re-purchase from XEROX all Spares and Consumables which are in XEROX' inventory and which have become obsolete as a result of any change to Product(s), other than a Product(s) change requested by XEROX. The foregoing shall not apply to Spares or Consumables which are outside the warranty period or have a shelf date more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ from shipment.

                  i. Final Order Opportunity. In the event that XEROX rejects a proposed change to Products and notwithstanding any provision herein to the contrary, XEROX shall have the opportunity to place a final order for units of Product at the current applicable price(s) and Specification(s) to be delivered over a negotiated period of time.

                  j. XEROX Change Requests. XEROX shall have the right to request modification of the Specification, which modifications shall be subject to approval by PRESSTEK, such approval not to be unreasonably withheld. Any such modification to the Specification which increases the engineering or manufacturing cost of the Press shall result in an increase in the price of the Press by an amount reasonably related to the cost of such increase and such increase shall be borne by XEROX, unless otherwise agreed by the parties in writing. In the event the parties fail to reach written agreement pursuant to this Section, PRESSTEK agrees that all rights in and ownership of any writings, discoveries, innovations, inventions, patents, copyrights, trade secrets, know-how, and other similar forms of

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

intangible property or proprietary information (collectively "Developed Intellectual Property") which relate to or result from such modification request will reside with the Party whose employee(s) or agent(s) first conceived, or made, or reduced to a tangible medium of expression the intellectual property. [CONFIDENTIAL TREATMENT REQUESTED]/*/ PRESSTEK shall not be required to undertake implementation of any modification requested or proposed by XEROX in the absence of a development agreement satisfactory to PRESSTEK.

                  k. Press Packaging. PRESSTEK shall deliver [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses appropriately packaged and addressed for shipment at such time and by such carrier and to such destination as specified by XEROX in shipment releases transmitted to PRESSTEK pursuant to this Agreement.

                  l. Consumables Packaging. Consumables shall be sold to XEROX appropriately packaged, ex works Hudson, New Hampshire.

                  m. Payment. Payment for Products sold to XEROX pursuant to this Agreement shall be in accordance with the ordering procedure set forth in this Agreement. All payments due pursuant to such procedure shall be payable as provided in such procedure. Except as expressly otherwise provided herein, all invoices rendered by PRESSTEK pursuant to the terms of this Agreement shall be paid [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the date of XEROX' receipt of PRESSTEK's correct invoice or from the date of product shipment, whichever is later.

         8. DEMO PRODUCTS. During the preproduction and commercial availability periods hereunder, XEROX may elect to make one five color [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and one [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press available to PRESSTEK for customer demonstration purposes at PRESSTEK's facility. The parties agree to negotiate in good faith terms and conditions concerning such provision of demo units hereunder, such terms and conditions to include services provided by PRESSTEK and scope of use of such Products.

         9. DELIVERY/PASSAGE OF TITLE & RISK OF LOSS. Title and risk of loss for all Presses and Spares shall pass to Xerox (a) [CONFIDENTIAL TREATMENT REQUESTED]/*/, in the case of shipments made by sea, and (b) [CONFIDENTIAL TREATMENT REQUESTED]/*/, in the case of all shipments by road or rail which are not intended for lading on any vesseland (c) in the event of shipment by air, pursuant to the parties' subsequent written agreement. [CONFIDENTIAL TREATMENT REQUESTED]/*/. Presstek shall itemize its costs for such freight/transportation on its invoice to Xerox, separate from the Press/Spares price, and Xerox shall reimburse Presstek at PRESSTEK's cost without markup or additional fees or charges. Terms of sale and delivery for domestic (in-country) sales will be [CONFIDENTIAL TREATMENT REQUESTED]/*/ subject to the further terms and conditions of a separate agreement to be negotiated by the parties. PRESSTEK shall furnish XEROX and/or Xerox' designated Customhouse broker or freight forwarder with a pro forma or commercial invoice, showing the price to be paid by Xerox for each shipment of Presses and Spares, and separately itemizing any freight, insurance, or other transportation charges which PRESSTEK may have prepaid on Xerox' behalf. Such freight, insurance or other transportation charges shall be stated at PRESSTEK's cost, without any

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

markup or other charge. The invoice shall be addressed to the Xerox company which issued the purchase order for the Presses/Spares, or as directed by Xerox.

         10. QUALITY ASSURANCE. PRESSTEK and its manufacturers shall provide the following quality assurance.


                  a. Quality Requirements. All Product(s) produced and delivered to XEROX shall fully comply with the Specifications as further set forth herein. Reliability of Product(s) shall meet or exceed the requirements of such Specifications.

                  b. ISO 9000 Quality Systems Registration Requirements. PRESSTEK and/or its manufacturers will use commercially reasonable efforts to have a quality system which is registered to ISO 9001 and ISO 9000-3 (TC176 Approved equivalent) or is in the process of obtaining such registration. Any costs associated with obtaining the initial registration or maintenance thereof shall be the sole responsibility of PRESSTEK. To the extent that PRESSTEK and/or its manufacturers do not comply with the foregoing requirement, PRESSTEK and/or its manufacturers shall comply with the XEROX Quality Assurance Requirements ("EIQP") and complete a survey to confirm such compliance. Existing PRESSTEK/manufacturer quality procedures which totally comprehend any quality plan elements may be used to satisfy the plan and will become the basic operating document for assuring compliance to XEROX' quality requirements. PRESSTEK and/or its manufacturers agree to develop a corrective action plan within thirty (30) days for any shortfalls identified in compliance as a result of such survey, which action plan shall be implemented within a mutually agreeable time.

                  c. Acceptance Inspection. XEROX shall have the right to conduct, at its expense at PRESSTEK'S and/or its manufacturer's facility, an acceptance inspection of the Product(s) to ensure compliance with the Specifications. PRESSTEK agrees that it shall correct any nonconforming Product that has been rejected as a result of acceptance inspection by a method mutually agreed by the parties. All Product(s) corrected by PRESSTEK pursuant to this Section shall be subject to all quality assurance and inspection requirements in accordance with the provisions hereof.

                  d. Source Verification. XEROX shall have the right to conduct, at its expense, source verification activities, in accordance with the PRESSTEK Quality Assurance Procedures set forth in Exhibit H at PRESSTEK and third party manufacturing sites for Products. XEROX must provide notification of intent to perform a source verification to PRESSTEK a minimum of 2 weeks prior to the requested source verification date. XEROX may elect to establish a fixed source verification date by month, quarter, biannually or annually. PRESSTEK shall have the right to attend all source verifications at its manufacturers' location(s). All source verifications will be conducted and reported based on the acceptance inspection criteria set forth in this Section and Exhibit H.

         11. ORDERING/FORECAST PROCEDURE. The parties shall follow the following ordering and payment procedure with regard to Products.

                  a. Purchase Orders. XEROX shall provide PRESSTEK with a blanket purchase order with [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month forecasted Press shipment requirements, with the first [CONFIDENTIAL TREATMENT REQUESTED]/*/ months representing

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

firm, noncancelable orders. Changes to this [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month purchase order may be submitted monthly to PRESSTEK. Monthly Press shipment requirements beyond the [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month firm period may be reduced by up to [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the original forecast. Forecasted monthly press shipments beyond [CONFIDENTIAL TREATMENT REQUESTED]/*/ months may be increased or decreased by up to [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the original forecast. PRESSTEK will make commercially reasonable efforts to accommodate requested monthly shipment increases that have less an [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month notification. XEROX shall place the first purchase order for [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses not later than [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ for [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses. On or before the 15th day of each calendar quarter (April 15th, July 15th, October 15th, January 15th), XEROX will submit a new order/forecast outlining the next [CONFIDENTIAL TREATMENT REQUESTED]/*/-month Press shipment requirements. Each such forecast/order shall specify the Presses and features desired and the quantity and month of delivery requested. For the first [CONFIDENTIAL TREATMENT REQUESTED]/*/ months of the forecast period, XEROX will designate the Press with adequate specificity so that the Press can be fully manufactured (four or five color, Perfector and location, and voltage/frequency); the forecast for the next [CONFIDENTIAL TREATMENT REQUESTED]/*/ months of the forecast period shall be in adequate detail to order parts and components for the manufacture of such Presses; and the forecast for the last [CONFIDENTIAL TREATMENT REQUESTED]/*/ months of the forecast period shall be sufficient for the ordering of long-lead time parts and components for such Presses. The parties shall cooperate fully with one another in the formulation of such descriptions.

                  b. Shipment Releases. A shipment release document, which specifies the shipping address of Presses ordered, is required by the first day of the requested shipping month. If XEROX fails to provide shipment releases for Presses which are the subject of firm orders pursuant to this Subsection by the end of the month during which the Presses are scheduled for shipment, PRESSTEK may ship such Presses to a default address or consign the Presses to an isolated location at the manufacturing facility or to a bonded warehouse and invoice XEROX for the final payment for such Presses. Payment for such Presses shall be due pursuant to the payment terms of this Agreement from the date of XEROX' receipt of correct invoice without regard to the actual date of shipment. Such products shall be stored in a facility agreed to between the parties, and the costs of such storage shall be paid by XEROX.

                  c. Installment Payments for Presses. Except with respect to [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses ordered in the first [CONFIDENTIAL TREATMENT REQUESTED]/*/ months following the Available Date, the pay terms for which the parties shall negotiate in good faith in an amendment hereto, payment for each [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press ordered shall be due in the following installments: [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the applicable price per Exhibit G shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to 15th of the month of the intended shipment ("Shipment Month"), [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the applicable price per Exhibit G shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the Shipment Month, [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the applicable price per Exhibit G shall be due prior to shipment release, and [CONFIDENTIAL

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

TREATMENT REQUESTED]/*/ percent of applicable price per Exhibit G shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following shipment. Payment for each [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press ordered shall be due in the following installments: [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the applicable price per Exhibit G shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days prior to the Shipment Month, and the balance of [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the applicable price per Exhibit G shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days following shipment. Payment for Consumables shall be due [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from shipment. All payments are due following XEROX' receipt of a correct invoice, subject to the provisions of Section 7(m). To the extent PRESSTEK has not received payment when due, PRESSTEK may suspend its obligations to manufacture and deliver the Press for which payment is due but not received. If in any forecast the number of Presses projected during the [CONFIDENTIAL TREATMENT REQUESTED]/*/ or [CONFIDENTIAL TREATMENT REQUESTED]/*/ month of such projection period decreases within the allowable limits provided herein, any and all amounts previously paid for such Press pursuant to this Section shall be refunded or credited against future amounts due, at XEROX' election.

                  d. Anything in this Section to the contrary notwithstanding, PRESSTEK shall not be deemed in breach of its obligations to deliver Presses pursuant to this Agreement if PRESSTEK is prevented from doing so by reason of any circumstance or occurrence constituting force majeure pursuant to the terms of Section 36 of this Agreement.

         12.      WARRANTY.

                  a. Products/Parts. Upon delivery of each Press pursuant to this Agreement, PRESSTEK warrants and represents to XEROX that for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from the date of PRESSTEK's installation at the customer location, but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ months after the date of shipment to XEROX, whichever is sooner, Presses shall be free from material defects in materials and workmanship and shall substantially perform in accordance with the Specifications for such Press. PRESSTEK shall repair or replace any defect in Product parts, without charge for the parts, for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ months after the date of shipment to XEROX for such Press, whichever is sooner, and PRESSTEK's standard labor charges shall apply. In fulfillment of the parts warranty obligation, PRESSTEK may, at its option and expense, replace the entire system (or sub-system) if such replacement is deemed more cost effective and/or more expeditious.

                  b. Additional Warranties. PRESSTEK further warrants and represents that: (i) it has good and marketable title to all Product(s) delivered hereunder and that all units of Product(s) shall be free and clear of all liens, encumbrances, security interests; and (ii) it has the right to convey to XEROX the rights respecting Product(s) granted in this Agreement; and (iii) software and firmware shall be free in all material respects from program errors and conform with applicable Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from the date of installation at the customer location but in no event more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ months after the date of shipment to XEROX for such Press, whichever is sooner; and (iv) Software/firmware media, if

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

any, shall be materially free from defects in workmanship and materials for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ months from delivery to the customer location; (v) except as otherwise agreed by the parties, Products shall be manufactured from new parts; and (f) Consumables shall be free from material defects in materials and workmanship and shall substantially perform in accordance with the Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED]/*/ from date of shipment.

                  c. Systemic Defects Definition. "Systemic Defects" shall mean a defect in the design, materials, or manufacturing which occurs in identical or substantially similar form or from a substantially similar cause (i) in at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the units of Product delivered, when less than [CONFIDENTIAL TREATMENT REQUESTED]/*/ units are delivered in any particular [CONFIDENTIAL TREATMENT REQUESTED]/*/ day period; or (ii) in at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the units of Product delivered, when [CONFIDENTIAL TREATMENT REQUESTED]/*/ or more units are delivered in any [CONFIDENTIAL TREATMENT REQUESTED]/*/ day period; or (iii) more than [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the units of Product(s) which are in XEROX' inventory or which are installed at customer locations.

                  d. Systemic Defects. Notwithstanding the warranty requirements and conditions set forth in this Section, PRESSTEK will undertake without charge and without delay to promptly remedy any Systemic Defect in all affected Product(s) in inventory or in the field, by delivering to XEROX a replacement Product(s) or otherwise correct the defect as agreed upon by the parties. PRESSTEK shall not be required to cure any Systemic Defect for any Product(s) which have been subjected to accident, negligence, misuse, alteration, modification, tampering or causes other than ordinary use. At XEROX' request, PRESSTEK shall provide to XEROX kits containing the necessary software or hardware to correct the Systemic Defect for all affected units of Product(s) or, if XEROX reasonably believes it is probable that the Systemic Defect will affect at least substantially all units of Product(s) then located either at customer locations or in XEROX' inventory, PRESSTEK shall provide at its' expense XEROX with the kits for all such units of Product(s).

                  e. Warranty Obligations. During the applicable warranty periods set forth herein, the liability of PRESSTEK under the warranty set forth in this Section shall be limited to the following, as PRESSTEK may elect: (i) with respect to hardware components of the Products, within fifteen business days of XEROX' notice of the defect or nonconformity and at PRESSTEK's sole expense, either (a) to repair or make nonconforming parts or Products conforming; or (b) to replace nonconforming parts or Products with conforming parts or Products; and (ii) with respect to the software portion of the Products and at PRESSTEK's sole expense, PRESSTEK shall use best efforts based on the severity of the problem in accordance with industry standards to correct errors or provide workarounds or obtain such services from third party software vendors within the time periods set forth in the addendum referenced in Section 16

                  f. Warranty Disclaimer. This warranty shall apply only to Presses which have been installed by PRESSTEK or XEROX authorized personnel and shall not apply to Products which have been misused or used in an unauthorized or improper manner without following normal operating procedures. The foregoing warranty shall not apply to adjustment, modifications, replacements or repair,

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

or increases in maintenance service time caused by: electrical work external to the Presses or components, the attachment of accessories or other devices or software not furnished or authorized by PRESSTEK, or the failure to properly maintain the same where the problem arises from XEROX-supplied components or software; accident, transportation, neglect or misuse; alterations, which shall include, but not be limited to, installation or removal features or any other modification, whenever any of the foregoing is preformed by entities or persons other than PRESSTEK or authorized by PRESSTEK; failure to provide and maintain a suitable installation environment, with all facilities prescribed by the appropriate specifications therefor (including, but not limited to, failure of, or failure to provide, adequate electrical power, air conditioning or humidity control) or from use of supplies or materials not meeting such specifications; the use of the Presses for other than the purposes for which they were designed; service of Presses or components which have been modified, removed, installed or re-installed by someone other than PRESSTEK's support personnel or its authorized representatives (including without limitation XEROX); the Press has not been properly installed, used, and maintained in accordance with the operating instructions and maintenance manuals supplied by PRESSTEK; XEROX' failure to notify PRESSTEK in writing during the warranty period with details on any defect or error in the Product; the Product has been modified, changed, repaired, reconfigured or adapted in any manner whatsoever without the express written consent of PRESSTEK; and evidence of physical abuse or other catastrophic causes external to the Press has occurred resulting in the necessity for repair or replacements, to the extent the foregoing is not caused by PRESSTEK, its representatives, agents and/or independent contractors.

                  g. New Warranties. All Product(s) repaired or replaced by PRESSTEK under this Section shall be subject to XEROX' inspection and acceptance in accordance with the provisions of this Agreement, and if accepted, shall be extended new warranties in accordance herewith.

                  h. Limitation. PRESSTEK MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE PRODUCTS SUBJECT TO THIS AGREEMENT OTHER THAN THOSE SET FORTH IN THIS SECTION. THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY PRESSTEK WITH RESPECT TO THIS AGREEMENT OR THE PRODUCT TO BE SUPPLIED HEREBY.

         13. EXCLUSIVITY. Provided XEROX meets the threshold purchase volumes of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses established pursuant to this Section, XEROX shall have the worldwide, exclusive marketing and sales right to purchase and resell the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and associated Consumables, and PRESSTEK shall not distribute the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press itself or through any third party, including without limitation the third party manufacturer, during the period of such exclusivity. If XEROX fails to meet the threshold purchase volumes for new Presses (above the preproduction units) established pursuant to this Section (except as a result of PRESSTEK's failure to deliver ordered Presses which comply with the applicable Specifications or to otherwise comply with its obligations hereunder), then PRESSTEK shall have the right to terminate the exclusivity of XEROX' marketing and sales right and to convert it to a semi-exclusive marketing and sales right upon written notice to XEROX. [CONFIDENTIAL TREATMENT REQUESTED]/*/.

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  a. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press Purchase Threshold. In order to obtain the exclusive marketing and sales right with respect to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and associated Consumables, XEROX must purchase from PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period commencing on the date of first commercial shipment of Presses (beyond the preproduction units). To maintain its exclusive marketing and sales right for subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month periods, XEROX shall purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses during each such subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period. If by the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ month of any [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, the total number of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses purchased and forecast for purchase for the remainder of that [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period falls below the annual threshold of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses for exclusivity threshold for any [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, or if XEROX fails to purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses for any [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/ quarters, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' exclusivity for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press upon written notice to XEROX and render the distribution rights granted herein to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press to be [CONFIDENTIAL TREATMENT REQUESTED]/*/.

To maintain its [CONFIDENTIAL TREATMENT REQUESTED]/*/ marketing and sales right with respect to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and its associated Consumables, XEROX must purchase from PRESSTEK [CONFIDENTIAL TREATMENT REQUESTED]/*/ [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses in the [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period commencing on the expiration of exclusivity period. To maintain its [CONFIDENTIAL TREATMENT REQUESTED]/*/ marketing and sales right for subsequent [CONFIDENTIAL TREATMENT REQUESTED]/*/ -months periods, XEROX purchases of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses shall be at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses during each such [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period. If by the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ month of any [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, the total number of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses purchased and ordered for the remainder of that period falls below the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, or if XEROX fails to purchase at least[CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/ quarters, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' rights of [CONFIDENTIAL TREATMENT REQUESTED]/*/ upon written notice to XEROX and render the distribution rights granted herein to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press to be non-exclusive.

                  b. [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press Purchase Threshold. As to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press and associated Consumables, XEROX shall have a [CONFIDENTIAL TREATMENT REQUESTED]/*/ sales and marketing right along with third party manufacturer [CONFIDENTIAL TREATMENT REQUESTED]/*/, provided that XEROX' purchases of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ Press during the term of this Agreement are at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses for each [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period commencing on the date of first commercial shipment of Presses (beyond the preproduction units). If by\

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

the end of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ month of any such [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, the total number of [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses purchased and ordered for the remainder of that period falls below the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period, or if XEROX fails to purchase at least [CONFIDENTIAL TREATMENT REQUESTED]/*/ percent of the annual threshold for that [CONFIDENTIAL TREATMENT REQUESTED]/*/ -month period for each of [CONFIDENTIAL TREATMENT REQUESTED]/*/ quarters, and such failure is not due either to PRESSTEK's breach or a force majeure event, then PRESSTEK may, in its discretion, terminate XEROX' exclusivity upon written notice to XEROX and render the distribution rights granted herein to the [CONFIDENTIAL TREATMENT REQUESTED]/*/ PRESS be non-exclusive.

         14.      DOCUMENTATION AND ESCROW.

                  a. Sales & Service Documentation. PRESSTEK shall provide to XEROX, at no cost, all engineering drawings and documentation (by part number) which, in XEROX' reasonable opinion, are necessary or appropriate to fulfill XEROX' service obligations for the Product(s), at such time as XEROX assumes service obligations or no longer contracts with PRESSTEK to provide service of Products. PRESSTEK shall furnish to XEROX, on an ongoing basis during the term hereof, free of charge, Documentation as XEROX may reasonably request in English and other languages to be mutually agreed. In accordance with the foregoing, XEROX may, at its option and expense, include Product descriptions and other information in any XEROX or XEROX Company literature, prepare XEROX and XEROX Company promotional literature relating to Products and distribute the same to its sales force and customers, and include portions of PRESSTEK's copyrighted works in such literature.

                  b. Customer Documentation and Other Information. PRESSTEK will provide at no cost to XEROX one (1) full, complete and accurate set of user or operator manuals for the Products (in the English and other languages mutually agreed) so that XEROX and XEROX Companies can, on a periodic basis and as new changes or additions occur, make copies thereof and distribute the same to its sales force and customers. During the term of this Agreement, XEROX and XEROX Companies may also include Product(s) description and information in any XEROX or XEROX Company literature. The distribution of such literature by XEROX and XEROX Companies will be at their sole expense.

                  c. Escrow. With respect to software components of the Products, the parties shall execute within 90 days of the date hereof an Escrow Agreement in substantially the form of the Escrow Agreement attached hereto as
Exhibit I with a third-party escrow agent to permit access to PRESSTEK's software or source code for the Products upon any material failure by PRESSTEK to maintain and/or support the software embedded in the Products.

         15. SOFTWARE/FIRMWARE LICENSE. XEROX and XEROX Companies shall have the worldwide, perpetual, non-transferable, royalty-free right and license to distribute, market, lease and sublicense the Press operating software and firmware encompassed within such Presses for internal use only in connection with such Press, by itself or through XEROX-authorized dealers or distributors, where and when, and under terms and conditions as determined by XEROX and XEROX Companies, in connection with the marketing of the product(s). The license shall be a nonexclusive, perpetual, internal use license to use the object code version of the software or firmware on the Presses. The license granted in this Agreement extends to and includes Updates and Maintenance Modifications. PRESSTEK will provide XEROX written notification of pending new Updates and Maintenance Modifications together

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

with the availability thereof sufficiently in advance of publication in order for XEROX to react in a timely manner. Neither XEROX, its dealers, distributors or the customer may copy, reproduce, sublicense or modify the software or firmware embedded in the Press without PRESSTEK's written consent. Neither XEROX, its dealers, distributors or the customer shall reverse engineer, disassemble, decompile or analyze the source code of the software or firmware. Neither XEROX, its dealers, distributors nor any customer shall remove or alter any copyright or other intellectual property notice placed in the software or firmware.

         16. INSTALLATION, SERVICE SUPPORT AND TRAINING. PRESSTEK agrees to provide customer installation, technical support and training under the prices set forth in Exhibit G. The terms and conditions of such installation, service support and training shall be set forth in an addendum to this Agreement and shall be based substantially on the terms set forth in Exhibit J, and shall incorporate the relevant Tax provisions contained in section 37 of this Agreement. The parties shall use best efforts to complete and execute such addendum within sixty (60) days of execution hereof. Additional service offerings and options will be set forth in future addenda as required. The parties agree that in the event that despite best efforts they are unable in good faith to complete and execute the addendum required herein, the remaining issues shall be elevated to senior management of each company for resolution.

         17. [CONFIDENTIAL TREATMENT REQUESTED]/*/ OF PRESSES. PRESSTEK will provide Press [CONFIDENTIAL TREATMENT REQUESTED]/*/ services to XEROX on a time and materials basis, based on PRESSTEK's prevailing rates. Upon written request by XEROX to PRESSTEK for [CONFIDENTIAL TREATMENT REQUESTED]/*/ services, PRESSTEK will provide XEROX a written cost estimate for work required for the final state of the [CONFIDENTIAL TREATMENT REQUESTED]/*/ required, including location of work to be conducted, within 30 days of receipt of such request. Work will commence on PRESSTEK's receipt of a XEROX purchase order. PRESSTEK will use commercially reasonable efforts to minimize costs and time of such services. All costs including transport shall be borne by XEROX. Payment shall be received by PRESSTEK within [CONFIDENTIAL TREATMENT REQUESTED]/*/ days from delivery of a correct invoice.

         18. [CONFIDENTIAL TREATMENT REQUESTED]/*/ COOPERATION. PRESSTEK will use commercially reasonable efforts to cooperate with XEROX to support the development of an appropriate [CONFIDENTIAL TREATMENT REQUESTED]/*/ interface for PRESSTEK Presses and will work with XEROX personnel to this end. The parties will agree in writing on a development schedule, budget, milestones and deliverables, and proprietary rights with respect to any such development, with mutually agreeable allocation of costs and expenses, before undertaking any development work or commitment of resources.

         19. TECHNOLOGY IMPROVEMENTS. PRESSTEK will use reasonable commercial efforts to provide engineering changes and/or improvements in the Presses upon request by XEROX. Mutually agreed upon reliability engineering changes which are necessitated by unreasonable failures of Press components will be performed by PRESSTEK at PRESSTEK's expense. All other engineering change requests or improvements will be done on a cost-plus-fee basis to be mutually agreed upon between the parties. All improvements, modifications, enhancements, new features or functionality added to the subject Presses shall be subject to the parties' written agreement.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         20. COMMERCIAL COOPERATION. The parties will negotiate a mutually agreeable business process for administering and implementing this Agreement.

         21. INDEMNITY.

                  a. By PRESSTEK. PRESSTEK agrees, at its expense, to defend, indemnify and hold XEROX, XEROX Companies, and their respective authorized resellers, customers and officers, directors, employees and representatives ("Indemnities") harmless from any suit claim, demand, cause of action or proceeding asserted by a third party against any of the indemnities alleging (i) that any Product(s) violates any applicable safety or regulatory standard or has caused personal injury (including death) or damage to property or (ii) the infringement or misappropriation of such third party's intellectual property rights (a "Claim"), provided that PRESSTEK is notified of the Claim by XEROX within a reasonable time after XEROX learns of it, is given all reasonable assistance by XEROX necessary for PRESSTEK to perform its obligations in respect of the Claim and is given the sole right to control the defense and settlement of the Claim.

                  b. Injunction; Disclaimer. Should the Products become, or in PRESSTEK's opinion, be likely to become, the subject of a claim for infringement under this section, PRESSTEK may (i) at its own expense and option, either procure for XEROX the right to continue using such Subject Presses or replace the same with non-infringing components having substantially equivalent features and functionality, or modify the system so that it becomes non-infringing with substantially equivalent features and functionality, or (ii) at XEROX' option, remove and return the Subject Press and refund to XEROX a portion of the payments received by PRESSTEK on the then aggregate depreciated value of the Subject Press purchased under this Agreement (after deducting the time for XEROX' customers' use and operation of the Subject Press prior to the time of any final determination of infringement against PRESSTEK). PRESSTEK shall not be obligated to defend or be liable for costs and/or damages under this section if the alleged infringement arises out of a combination with or an addition to PRESSTEK's software or equipment of equipment, devices or software not supplied by PRESSTEK or with PRESSTEK's knowledge and consent, or from a modification, service or support of the equipment or software after delivery by any person other than PRESSTEK and/or its representatives, agents and independent contractors. XEROX shall have the option to procure continued use at its own expense.

                  c. By XEROX. XEROX shall indemnify and hold PRESSTEK and its officers, directors, employees and representatives harmless from all claims, losses, and damages which may arise from XEROX' installation or support of the Products, including claims of customers based on misrepresentations made by XEROX, inadequate installation, support or assistance by XEROX. XEROX shall, at its expense, indemnify, hold harmless and, at the PRESSTEK's request, defend PRESSTEK and its manufacturers, from and against any and all loss, cost, liability or expense (including costs and reasonable fees of attorneys and other professionals) arising out of or in connection with XEROX' performance under this Agreement to the extent caused by any negligent act or omission or willful misconduct of XEROX or XEROX' employees or independent contractors.

         22. LIMITATION OF LIABILITY. EXCEPT FOR THE PARTIES' OBLIGATIONS OF INDEMNITY AS EXPRESSLY PROVIDED IN SECTION 21 OF THIS AGREEMENT, WHICH SHALL BE GOVERNED BY THEIR TERMS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OTHER PERSON FOR ANY SPECIAL, PUNITIVE, INCIDENTAL, CONSEQUENTIAL, OR OTHER INDIRECT DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO ANY PARTY'S BUSINESS REPUTATION

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

OR GOODWILL, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN AN ACTION FOR CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE) OR ANY OTHER LEGAL OR EQUITABLE GROUNDS, WHETHER OR NOT THE FIRST PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY, AND IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY FOR ALL CLAIMS OF ANY KIND ARISING IN CONNECTION WITH THIS AGREEMENT, THE PRODUCTS, OR ANY OTHER MATERIALS OR SERVICES FURNISHED HEREUNDER EXCEED THE GREATER OF US [CONFIDENTIAL TREATMENT REQUESTED]/*/ OR THE PURCHASE PRICE OF PRODUCTS (INCLUDING THE TECHNOLOGY DISTRIBUTION FEE) OUT OF WHICH SUCH CLAIM ARISES.
SECTION 21, INDEMNITY, STATES THE EXCLUSIVE LIABILITY AND OBLIGATION OF PRESSTEK, AND THE EXCLUSIVE REMEDY OF XEROX, WITH RESPECT TO ANY CLAIM, SUIT OR PROCEEDING INVOLVING ACTUAL OR ALLEGED INFRINGEMENT OF ANY INTELLECTUAL PROPERTY OF ANY THIRD PARTY IN CONNECTION WITH THE SALE AND DISTRIBUTION OF THE PRODUCTS.

         23. TERM AND TERMINATION.

                  a. Term. The term of this Agreement shall commence upon signature by the last party to execute the Agreement and continue in full force and effect until [CONFIDENTIAL TREATMENT REQUESTED]/*/. The parties agree that not less than 180 days prior to the expiration of any term or renewal term, either party may notify the other party in writing of nonrenewal or, in the absence of such notification, the parties agree to negotiate in good faith any modifications and/or other terms and conditions for such renewal. The provisions of this Section shall not apply to the sale of Spares, which shall be governed solely by the provisions of the addendum referenced in Section 16.

                  b. Termination for Cause. Either party may terminate this Agreement, or any Purchase Order issued under this Agreement effective immediately upon written notice of termination to the other party in any of the following events:

                           (i) If the other party materially breaches this Agreement and such breach, if curable, is not cured within sixty (60) days after written notice of breach by the terminating party;

                           (ii) If the other party's performance is delayed for more than ninety (90) days for any reason, including Force Majeure delays; or

                           (iii) If a petition for relief under applicable bankruptcy regulations is filed by or against the other party, or the other party makes an assignment for the benefit of creditors, or a receiver is appointed to manage its assets, and such petition, assignment is not dismissed, vacated or terminated within ninety (90) days. To the extent applicable law prevents the non-terminating party from terminating this Agreement as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to 11 U.S.C. Section 365. Any such termination shall be automatically effective at the end of any applicable notice period if any.

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/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED
AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  c. Continuity of Supply. If XEROX is committed to supply Product(s) to its customers beyond such termination or expiration date, PRESSTEK and XEROX agree to negotiate in good faith, and in a timely manner, terms and conditions to allow XEROX to fulfill such commitments. In the absence of agreement as to such terms and conditions, the parties agree to submit such dispute to arbitration as set forth in Section 33 hereof, and PRESSTEK shall continue to deliver Products to XEROX during the pendency of such arbitration at price levels which were in effect immediately prior to such termination or expiration. The arbitration can result in a retroactive change of the aforesaid price levels.

                  d. Liability Limitation. Except as otherwise set forth in this Agreement or with respect to obligations which survive the termination or expiration of either (as applicable), XEROX' sole liability to PRESSTEK shall be for the payment of any balance due and owing for conforming Products delivered prior to the effective date of termination or expiration or within the firm forecast period, and XEROX shall have no further liability whatsoever hereunder, including without limitation or inventory, raw materials, work in process, components, or any other expenses or damages. In the event of any breach the nonbreaching party reserves all rights to pursue any and all legal remedies available for such breach subject to the terms hereof.

                  e. Continuity of Service. XEROX shall retain all rights and documentation necessary to continue servicing Product(s) sold and/or licensed hereunder prior to any breach and the right to dispose of its inventory of Product(s), subject to all payment obligations to PRESSTEK.

                  f. Survival. Any termination of this Agreement shall not serve to eliminate any liability arising out of conduct prior to the actual date of termination, including any uncontested accrued payment obligation, and either party may, following such termination, pursue such remedies as may be available with respect to such liabilities. Any and all such payments accrued hereunder as of the date of termination shall remain due and payable in accordance with the terms hereof. Termination of this Agreement shall immediately terminate all licenses hereunder to the software or firmware within the Presses, except for licenses to the software or firmware for Presses which have been previously paid for by XEROX or Presses previously sold to customers.

         24. Compliance with Laws. PRESSTEK and its manufacturers shall comply in all material respects with (a) any applicable governmental laws and regulations (including without limitation the Federal Trade Commission's Enforcement Policy Statement on U.S. Origin Claims (62 F.R. 63756 [December 2, 1997]); (b) applicable governmental environmental and safety regulations and standards (without self-certification in European Union countries, where independent third party certification shall be obtained); and (c) those XEROX requirements which are set forth in the Specifications applicable to this Agreement and which are in effect at the time of shipment of all Product(s) hereunder where such approval applies to PRESSTEK and its manufacturers. From time to time it may be necessary for the parties to review the Agreement and update the information for current requirements. PRESSTEK shall obtain, at no cost to XEROX, full Regulatory Agency approvals as required for Product(s) in accordance with the schedules shown in the Specification where such approval applies to PRESSTEK/its manufacturers. PRESSTEK shall obtain, at no cost to XEROX, any required Regulatory Agency reapprovals for any Product(s) which are modified in any authorized manner hereunder.

         25. RELATIONSHIP OF THE PARTIES. Nothing contained in this Agreement shall be deemed to (a) make either party or any employee of such party the agent, employee, joint venturer or

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

partner of the other party; pr (b) provide either party or any employee of such party with the power or authority to act on behalf of the other party or to bind the other party to any contract, agreement or arrangement with any other person. During the term of this Agreement, if the term "partnership", "partner" or "development partner" or the like is used to describe the parties' relationship, XEROX and PRESSTEK agree to make it clear to third parties that these terms refer only to the spirit of cooperation between them and neither describe, nor expressly or implicitly create, the legal status of partners or joint venturers. All personnel employed or otherwise engaged by either party shall be the agents, servants, and employees of such party only, and the other party shall incur no obligations or liabilities, express or implied, by reason of the conduct of such personnel.

         26. WAIVER. Waiver by either party hereto of any breach or default by the other party if any of the terms and conditions of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

         27. COSTS AND EXPENSES. Except as otherwise provided in this Agreement, each party hereto shall be responsible for its own expenses incurred in connection with the performance of its obligations under such agreements.

         28. ENTIRE AGREEMENT. This Agreement, together with all Exhibits, represents the entire understanding and agreement between the parties hereto with regard to the Products and supersedes all prior negotiations, representations, and agreements made by and between the parties. No alteration, amendment or modification of any of the terms or provisions of this Agreement shall be valid unless made pursuant to an instrument in writing signed by each of the parties hereto; provided however, that the waiver by either party hereto of compliance by the other party with any provision hereof or of any breach or default of such other party need by signed only by the party waiving such provision, breach or default.

         29. GOVERNING LAW. This Agreement and the Confidentiality Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its conflict of laws principles. Any action to enforce the terms of this Agreement shall take place in the courts located in the State of New York and the parties consent to the venue and jurisdiction of such courts. The parties specifically agree that the 1980 United Nations Convention on Contracts for the International Sale of Goods, as such may be amended from time to time, shall not apply to this Agreement. The definitions set forth in the Incoterms of the International Chamber of Commerce, 2000 edition, shall be controlling.

         30. NON-ASSIGNMENT. A party to this Agreement may not assign its rights and obligations under this Agreement without the consent of the other party; provided, however, that each party may assign this Agreement in connection with
(a) the sale of all or substantially all of the capital stock or assets of such party, or (b) the acquisition by a third party of a party to this Agreement by merger, consolidation, reorganization or other business combination whereby more than fifty (50) percent of the voting securities of a party to this Agreement are sold or transferred to a third party (a "Business Combination"). Notwithstanding the foregoing, in the event of a Business Combination of PRESSTEK with a competitor of XEROX, XEROX shall have the right to terminate the Agreement without any further obligation to pay any remaining installments of the Distribution Fee and as further provided in Section 23(d). Both parties agree, however, that PRESSTEK may delegate a portion of its obligations pursuant to this Agreement to its subcontractors and manufacturers, provided that PRESSTEX contractually obligates and guarantees the performance of the foregoing and indemnifies XEROX against any and all claims, losses, demands, causes of action or other liability which may arise in connection with

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

such delegation, subject to the terms of this Agreement, including sections relating to warranty, indemnity and limitation of liability.

         31. NOTICES. All notices provided for in this Agreement shall be effective when they are served either by personal delivery, or sent by letter by overnight courier service with acknowledgment of receipt required, or sent by facsimile to the receiving party at the following address:

                  If to PRESSTEK:
                  ---------------

                           Messrs. Richard A. Williams and Robert W. Hallman PRESSTEK, Inc.
                           55 Executive Drive
                           Hudson, New Hampshire 03051
                           Fax: (603) 886-6743

                           With a copy to:

                           Daniel Ebenstein, Esq.
                           Amster, Rothstein & Ebenstein
                           90 Park Avenue
                           New York, NY 10016
                           Fax: (212) 286-0854

                  If to XEROX:
                  ------------

                           Gerhard Moll
                           Mailstop 129-
                           800 Phillips Road
                           Webster NY 14580

                           With a copy to:

                           Sarah Beisheim, Esq.
                           XEROX Square MS 21-D
                           100 S. Clinton Ave.
                           Rochester NY 14644

or such other addresses either party shall hereinafter designate in writing to the other party.

         32. INVALIDITY OF PROVISIONS. If any of the provisions of this Agreement shall contravene the laws of any country, it is agreed that such invalidity or illegality shall not invalidate the whole agreement, but such agreement shall be construed as if it did not contain the provisions claimed or held to be invalid or illegal in the particular jurisdiction concerned, insofar as such construction does not materially affect the substance of such agreement, and the rights and obligations of the parties hereto shall be construed and enforced accordingly. In the event, however, that such claimed invalidity or illegality shall substantially alter the relationship between the parties hereto materially affecting adversely the interest of either party in such jurisdiction, then the parties hereto shall negotiate an alternative provision not conflicting with such laws so as to maintain, to the degree reasonably possible, the business and economic benefits and liabilities of such agreement as initially established. If such invalidity or

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

illegibility is such that it is not possible to reasonably restore the business and economic benefits and liabilities of the parties, then the party whose interests are adversely affected shall have the right to terminate that portion of this Agreement as is materially impacted by such invalidity or illegibility.

         33. ARBITRATION. In the event of any dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof, the parties shall attempt to resolve such matter by means of mediation between and among the senior executives of PRESSTEK and XEROX. In the event such mediation is unsuccessful after 60 days, then any such dispute, controversy or claim arising out of, in connection with, or in relation to this Agreement or breach thereof (except for claims for which equitable relief is sought or claims related to infringement) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in force. The parties agree to (i) appoint an arbitrator who is knowledgeable in and familiar with the printing and imaging industry, and instruct the arbitrator to follow substantive rules of law; (ii) require the testimony to be transcribed; and (iii) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall have the authority to permit discovery, to the extent deemed appropriate by the arbitrator, upon request of a party. The arbitrator shall have no power or authority to add to or detract from the written agreement of the parties. All costs and expenses, including attorneys' and the arbitrator's fees, of all parties incurred in any dispute which is determined and/or settled by arbitration pursuant to this section shall be borne equally by the parties.. Except where clearly prevented by the area of dispute, both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof. This Section shall not limit the right of any party to sue for injunctive relief, for a breach of the confidential obligations under the Confidentiality Agreement, for indemnified matter or a violation of the license rights granted herein. Arbitration shall be held in New York, New York.

         34. Export Control. PRESSTEK and XEROX shall comply in all material respects with all applicable laws and regulations respecting the export, directly or indirectly, of any technical data acquired from the other under this Agreement or any Product(s) utilizing any such data to any country the laws or regulations of which at the time of export, require an export license or other government approval, including but not limited to first obtaining such license or approval.

         35. Nonpublicity. Neither party shall (a) make any news release, public announcement, denial or confirmation of this Agreement or its subject matter, or
(b) advertise or publish any facts relating to this Agreement, without the prior written consent of the other party with respect to the content of any of the foregoing, subject to applicable rules, policies, practices and procedures of the Securities and Exchange Commission, National Association of Securities Dealers, Inc., other authority or exchange applicable to either party, or advice of counsel.

         36. FORCE MAJEURE. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of services resulting directly or indirectly from acts of God, allocation of parts and components due to civil or military authority, war, riots, civil disturbances, accidents, fire, earthquakes, floods, strikes, lock-outs, labor disturbances, foreign or governmental order, or any other cause beyond the reasonable control of such party. The foregoing shall not apply to any payment obligation of a party.

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AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED
MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         37. TAXES.


                  a. Prices do not include Taxes.

                  b. For purposes of this section, "Taxes" shall mean any and all taxes, duties, and similar charges imposed or collected by any governmental entity worldwide or any political subdivision thereof and however designated or levied and shall include any interest, penalties, or additions to tax (except as may otherwise be specifically provided herein). "Taxes" as defined herein shall, however, expressly exclude taxes imposed upon the net income of PRESSTEK (or similar taxes imposed in lieu of such net income taxes, including income withholding taxes that are required to be collected by XEROX on amounts due to PRESSTEK).

                  c. If PRESSTEK is required to pay any sales, value added, use, excise, import-related or other Taxes (whether federal, state, local, or foreign) imposed with respect to the transactions contemplated by this Agreement or any license granted hereunder, such Taxes shall be paid by XEROX (1) through remittance to PRESSTEK which shall remit such Taxes to the appropriate taxing authority, or (2) to the applicable taxing authority, the manner and timing of such payment to depend on the context as appropriate. In lieu of such Tax payment, and where applicable, XEROX may provide PRESSTEK with a Tax exemption certificate and any other appropriate documentation acceptable to the appropriate taxing authority as provided in subsection (f) below or as mutually agreed between the parties.

                  d. Any invoice on which Taxes are added to the price by PRESSTEK shall separately state any and all such Taxes. Such original invoice shall be supported by appropriate detail and summary billing information provided to XEROX in a timely manner, and both the invoice and the supporting documentation shall be in the form required by the appropriate governmental agency or as otherwise mutually agreed.

                  e. PRESSTEK shall indemnify XEROX for: (i) Taxes paid by XEROX to PRESSTEK imposed as a result of PRESSTEK's failure to remit such Taxes paid by XEROX to PRESSTEK to the appropriate taxing jurisdiction in a timely fashion after their receipt; (ii) any Taxes in excess of the amount of Tax which would have been charged if the original invoice had been correct (less the interest benefit realized by XEROX due to the time value of money relating to the delay in payment of such Tax) relating solely to PRESSTEK's failure attributable to its actions or inaction (except as commercially reasonable) to invoice XEROX for the correct amount of Taxes at the time of the original invoice; and (iii) any Tax arising from PRESSTEK'S purchase of Products that are acquired by PRESSTEK to be resold to XEROX under this Agreement.

                  f. PRESSTEK and XEROX agree to cooperate to minimize and properly calculate any applicable Taxes for which either party is responsible under this Agreement, and, in connection therewith, XEROX shall provide PRESSTEK any resale certificates, information regarding out-of-state use of materials, services or sales or other exemption or tax reduction certificates or other certificate or document of exemption or information that may be required in order to exempt XEROX'S payment for goods and/or services from any such Taxes, and PRESSTEK shall cooperate to the extent commercially reasonable in accepting and supporting any claims (which XEROX in good faith deems to be valid) of resale, direct pay, identifiable segment, bulk sale, occasional sale, casual sale or other exemption. If XEROX provides certification of an exemption from any Tax or of a reduced rate of Tax imposed by an applicable taxing authority, under such taxing authority's rules, then PRESSTEK shall not (unless otherwise required by law) invoice for or pay over any such Tax unless and until the applicable taxing authority assesses such Tax, at which time PRESSTEK shall invoice and XEROX shall pay any such Tax that XEROX erroneously claimed exemption of or a reduced rate.

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  g. Subject to the provisions in the last sentence of subsection (j) hereof, XEROX shall be entitled to, and PRESSTEK shall promptly repay to XEROX if received by PRESSTEK, any refunds, rebates or credits of Taxes paid by XEROX pursuant to this Agreement, together with interest thereon as paid by the applicable taxing authority.

                  h. If PRESSTEK receives any assessment or other notice (collectively "Assessment") from any taxing authority providing that Taxes are due from PRESSTEK which are subject to payment by or indemnification from XEROX pursuant to this Agreement, PRESSTEK shall, within thirty (30) days of receipt of the Assessment, give XEROX written notice of the Assessment and XEROX shall pay to PRESSTEK or directly to the taxing authority the amount of Taxes set forth as due in the Assessment within thirty (30) days of receipt of such notice or such shorter period as is reasonable to protect the right of protest or appeal or other material rights; exclusive, however, of any amounts for which PRESSTEK has indemnified XEROX in accordance with this Agreement. Notwithstanding the above, if XEROX, in its sole discretion, determines that it will contest an Assessment of indemnifiable Taxes rather than make a payment to PRESSTEK or the applicable governmental taxing authority, then XEROX shall control any such contest and PRESSTEK shall, to the extent commercially reasonable under the circumstances, cooperate with XEROX in such contest and provide such support, information, documents and other items that may be reasonably beneficial to XEROX in its contest of any such Assessment. In any case where XEROX determines to contest an Assessment, XEROX will fully indemnify PRESSTEK for Taxes and other reasonable defense costs related thereto incurred by PRESSTEK as a result of the contest. If any such contest or resolution thereof could reasonably be expected to have a material effect on PRESSTEK, PRESSTEK shall have reasonable rights to participate in such contest or resolution and to approve any settlement or other resolution, which approval shall not be unreasonably withheld. If PRESSTEK determines that it would prefer that XEROX not contest an Assessment, PRESSTEK may notify XEROX at any time not to pursue such contest, provided that PRESSTEK fully satisfies any such Assessment. In such a case, XEROX will have no obligation to indemnify PRESSTEK for any amounts paid or payable by PRESSTEK with respect to such Assessment.

                  i. In accordance with the definition of Taxes set out in subsection (b) hereof, to the extent royalties are payable to PRESSTEK and any amounts paid to PRESSTEK (or to XEROX on PRESSTEK's behalf) in respect of such royalties are subject to income withholding taxes, such withholding taxes shall be considered to be based upon PRESSTEK's net income. Accordingly, payments to PRESSTEK in respect of such royalties shall be made net of such withholding taxes, and XEROX shall have no obligation to indemnify PRESSTEK for any such withholding taxes. XEROX shall promptly furnish to PRESSTEK receipts evidencing the payment of any such withholding taxes. If PRESSTEK provides certification of an exemption from any tax or of a reduced rate of tax imposed by an applicable taxing authority, under the rules of such taxing authority, then XEROX shall not (unless otherwise required by law) invoice for or pay over any such tax unless and until the applicable taxing authority assesses such tax, at which time XEROX shall invoice and PRESSTEK shall pay any such tax (plus any applicable interest, penalties, or additions to tax) that PRESSTEK erroneously claimed exemption of or a reduced rate.

                  j. XEROX shall indemnify PRESSTEK for any Taxes for which XEROX bears responsibility under this Agreement, to the extent if any, that the sum of payments and or reimbursements for Taxes made by XEROX either to PRESSTEK or directly to taxing authorities does not fully equal the amount of Taxes that PRESSTEK is required to pay as provided in this section 37. To the extent that any Taxes payable by PRESSTEK that have been or would be subject to payment, reimbursement, or indemnification by or from XEROX under this Agreement are eligible for a tax credit or rebate to PRESSTEK, PRESSTEK will either pay over such credit or rebate to XEROX (if XEROX has already

----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

paid such amount to PRESSTEK) or will not pursue reimbursement or indemnification from XEROX, as the case may be, provided that claiming such rebate or credit and passing the benefit thereof to XEROX will not have any material adverse tax or other effect (relative to the amount of the credit or rebate) upon PRESSTEK and that XEROX pays the reasonable expenses to obtain such credit or refund.

         38. COUNTERPARTS. This Agreement may be signed in counterparts and each counterpart shall be considered an original document.

         39. EXHIBITS. The following Exhibits are attached and incorporated by reference in this Agreement:

         EXHIBIT A:  Confidential Disclosure Agreement dated July 22, 1998

         EXHIBIT B:  Specifications for [CONFIDENTIAL TREATMENT
                     REQUESTED]/*/ Press

         EXHIBIT C:  Specifications for [CONFIDENTIAL TREATMENT
                     REQUESTED]/*/ Press

         EXHIBIT D:  Specifications for Consumables

         EXHIBIT E:  Consumables Packaging Specifications

         EXHIBIT F:  Manufacturer Logo Specification

         EXHIBIT G:  Product Pricing

         EXHIBIT H:  Quality Assurance Procedure and Acceptance Inspection
                     Criteria

         EXHIBIT I:  Escrow Agreement ,SD

         EXHIBITS J1-J4:  Installation, Service Support and Training Terms


----------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Supply and Distribution Agreement to be executed, in duplicate, by their duly authorized officers or representatives.

                                            PRESSTEK, INC.


                                            By: /s/ Robert W. Hallman
                                                -----------------------------

                                            Title: President and CEO
                                                   --------------------------

                                            Date: September 21, 2000
                                                  ---------------------------


                                            XEROX CORPORATION

                                            By:  /s/ G. Moll
                                                 ----------------------------

                                            Title: Sr. VP Color Bus. Unit
                                                   --------------------------

                                            Date: September 21, 2000
                                                  ---------------------------

--------
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000




                                    EXHIBIT A
                                    ---------

                              TWO WAY CONFIDENTIAL
                              DISCLOSURE AGREEMENT

         XEROX CORPORATION ("Xerox") of Stamford, Connecticut, and Presstek ("Contractor") as parties hereto hereby agree as follows:

         1. To further the business relationship between the parties, it is necessary and desirable that the parties hereto disclose to each other confidential information (hereinafter referred to as "information") consisting of technical or business information related to digital color printing, including any or all of the following related thereto: current, future, or proposed products of Disclosing Party; business forecasts and procurement requirements of Disclosing Party; plans or technology of Disclosing Party.

         2. Receiving Party shall not communicate Disclosing Party's Information to any third party and shall use its best efforts to prevent inadvertent disclosure of Disclosing Party's Information to any third party.

         3. Receiving Party shall neither use Disclosing Party's Information nor circulate it within its own organization except to the extent necessary for

            (a) negotiations, discussions and consultations with personal or authorized representatives of Disclosing Party;

            (b) supplying Disclosing Party with goods or services at its order;

            (c) preparing bids, estimates and proposals for submission to Disclosing Party; and

            (d) any purpose Disclosing Party may hereafter authorize in writing.

         4. The obligations of Paragraphs 2 and 3 hereof shall terminate with respect to any particular portion of the Disclosing Party's Information (i) when the Receiving Party can document that

            (a) It was in the public domain at the time of Disclosing Party's communication thereof to Receiving Party,

            (b) it entered the public domain through no fault of Receiving Party subsequent to the time of Disclosing Party's communication thereof to Receiving Party,

            (c) it was in Receiving Party's possession free of any obligation of confidence at the time of Disclosing Party's communication thereof to Receiving Party,

            (d) it was rightfully communicated to Receiving Party free of any obligation of confidence subsequent to the time of Disclosing Party's communication thereof to Receiving Party, or

            (e) it was developed by employees or agents of Receiving Party independently of and without reference to any Disclosing Party Information or other information that Disclosing Party has disclosed in confidence to any third party or

(ii) when it is communicated by Disclosing Party to a third party free of any obligation of confidence; or (iii) in any event, [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Xerox' communication thereof to Contractor and [CONFIDENTIAL TREATMENT REQUESTED]/*/ years after Contractor's communication thereto to Xerox.


         5. All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to Receiving Party by Disclosing Party and which are designated in writing to be the property of Disclosing Party shall remain the property of Disclosing Party and shall be returned to Disclosing Party promptly at its request with all copies made thereof.

         6. Communications from Disclosing Party to personnel and authorized representatives of Receiving Party shall not be in violation of the proprietary rights of any third party.

         7. This Agreement shall govern all communications between Disclosing Party and Receiving Party that are made by the parties hereto during the period from July 22, 1998 to the date on which either party receives from the other written notice that subsequent communications shall not be so governed.

         8. Receiving Party shall not export, directly or indirectly, any technical data acquired from Disclosing Party under this Agreement or any products utilizing any such data to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other Government approval without first obtaining such license or approval.

         9. This Agreement shall be construed in accordance with the laws of New York State.

-------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Xerox Corporation                            Contractor


By       Joe McGrath                         By       Robert Verando
   -----------------------                      -----------------------
Title    V.P. and G.M.                       Title    President and COO
         Production color                          --------------------
      --------------------                   Date     7-21-98
Date     7-21-98                                  ---------------------
     ---------------------

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000


                                    EXHIBIT B
                                    ---------

         [CONFIDENTIAL TREATMENT REQUESTED]/*/ DI DIGITAL PRINTING PRESS
                                 SPECIFICATIONS

---------------------------------------- -----------------------------------
PRODUCT NAME                             [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                         DI
---------------------------------------- -----------------------------------
Color configurations                     4 or 5 color
---------------------------------------- -----------------------------------
Largest sheet size                       381 x 520  15 x 20.5
---------------------------------------- -----------------------------------
Smallest sheet size                      110 x 148 straight
                                         230 x 148 perfecting
---------------------------------------- -----------------------------------
Maximum image area                       370 x 505
---------------------------------------- -----------------------------------
Method of laying down image              Landscape
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Stock Thickness                          .04 - .4 mm
                                         30-350 g/m
---------------------------------------- -----------------------------------
Printing method                          Waterless
---------------------------------------- -----------------------------------
Plate vendor/name                        PEARLdry Plus
---------------------------------------- -----------------------------------
Plate material                           Polyester [CONFIDENTIAL
                                         TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Plate maximum size                       520 mm wide roll (520 x 400)
---------------------------------------- -----------------------------------
Plate thickness                          .18 mm, .007 mil.
---------------------------------------- -----------------------------------
Run length of plate material             20,000
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT                  [CONFIDENTIAL TREATMENT
REQUESTED]/*/                            REQUESTED]/*/
---------------------------------------- -----------------------------------
Speed (impressions per hour)             12,000 iph
---------------------------------------- -----------------------------------
Printing images A4                       24,000 pages
(8.5 x 11) per hour
---------------------------------------- -----------------------------------
Plate loading                            Auto cylinder
---------------------------------------- -----------------------------------
Plate loading time                       20 seconds for all colors
                                         + Ironing TBD
---------------------------------------- -----------------------------------
Cleaning of image plate                  Auto/1 min.
---------------------------------------- -----------------------------------
Plate cleaning materials                 Cloth roll, 5.2 yds./4.75m 20"
                                         wide
---------------------------------------- -----------------------------------
Dampening                                Not Required
---------------------------------------- -----------------------------------
Ink type                                 Waterless
---------------------------------------- -----------------------------------
Number of ink form rollers to plate      4 form rollers
---------------------------------------- -----------------------------------
Number of rollers in ink train           16
---------------------------------------- -----------------------------------
Refrigerated oscillator rollers          Yes
---------------------------------------- -----------------------------------
Imaging speed                            4/c, 2-page, 60 Hz
                                         2.2 minutes @ 1270 dpi
                                         4.5 minutes @ 2540 dpi
---------------------------------------- -----------------------------------

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

---------------------------------------- -----------------------------------
PRODUCT NAME                             [CONFIDENTIAL TREATMENT REQUESTED]/*/
                                         DI
---------------------------------------- -----------------------------------
Feeder pile height                       940 mm
---------------------------------------- -----------------------------------
Delivery pile height                     880 mm high
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Blanket cleaning                         Auto
---------------------------------------- -----------------------------------
Delivery dryer                           IR Standard
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Perfecting/Duplexing                     Optional
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Running register control                 Yes, from console
(cylinder movement )
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Number of transfer impression
cylinders                                4 (five color)
---------------------------------------- -----------------------------------
Number of printing units                 4, or 5
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Number of laser diodes/unit              ProFire lasers-32 channels per head
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Available resolutions                    1270 dpi,
                                         2540 dpi
---------------------------------------- -----------------------------------
Press dimensions                         4/c 4.35 x 1.34 x 1.76 m
                                         5/c 6.40 x 1.34 x 1.76
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
Press weight                             4/8600 Kg (all components-high)
                                         5/c 9000 Kg (all components-high)
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/    [CONFIDENTIAL TREATMENT REQUESTED]/*/
---------------------------------------- -----------------------------------

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                    EXHIBIT C
                                    ---------

                                DOCUCOLOR 233-DI


------------------------------------------ -------------------------------------
              PRODUCT NAME                         DOCUCOLOR 233-DI-4
------------------------------------------ -------------------------------------
Color Configuration                        4-color
------------------------------------------ -------------------------------------
Largest sheet size                         340 x 460 mm (13.39 x 8.11 inches)
------------------------------------------ -------------------------------------
Smallest sheet size                        90 x 100 mm (3.54 x 3.94 inches)
------------------------------------------ -------------------------------------
Maximum printing area                      330 x 450 mm (12.99 x 17.72 inches)
------------------------------------------ -------------------------------------
Method of laying down image                Portrait
------------------------------------------ -------------------------------------
Gripper margin                             9mm (.0354 inches)
------------------------------------------ -------------------------------------
Stock thickness                            0.06 - 0.30 mm (0.0024-0.012 inches)
------------------------------------------ -------------------------------------
Printing method                            Four color dry offset
------------------------------------------ -------------------------------------
Plate material                             PEARLdry plus
------------------------------------------ -------------------------------------
Plate material                             Polyester (roll)
------------------------------------------ -------------------------------------
Plates per roll                            28
------------------------------------------ -------------------------------------
Plate thickness                            0.18 mm (.007 inches)
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
Max speed (impressions per hour)           7,000 iph
------------------------------------------ -------------------------------------
Printing images  (8.5 x 11) per hour       14,000 images
------------------------------------------ -------------------------------------
Plate loading (indexing)                   Automatic
------------------------------------------ -------------------------------------
Cleaning of imaged plate                   Automatic, about 2 minutes
                                           cycle time
------------------------------------------ -------------------------------------
Number of ink form rollers to plate        4
------------------------------------------ -------------------------------------
Number of rollers in ink train             15 per color
------------------------------------------ -------------------------------------
Refrigerated oscillator rollers            Yes
------------------------------------------ -------------------------------------
Imaging speed                              4/c, 2-page, about 5 minutes @
                                           2540 dpi
------------------------------------------ -------------------------------------
Dampening                                  Not required
------------------------------------------ -------------------------------------
Feeder pile height                         400 mm (15.75 inches)
------------------------------------------ -------------------------------------
Delivery pile height                       400 mm (15.75 inches)
------------------------------------------ -------------------------------------
Blanket cleaning                           Auto
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/      [CONFIDENTIAL TREATMENT REQUESTED]/*/
------------------------------------------ -------------------------------------
Number of transfer impression cylinders    1
------------------------------------------ -------------------------------------
Number of printing units                   2 with 2 images each
------------------------------------------ -------------------------------------

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
Operation stand                           720 x 1118L x 940 mmH excluding
                                          monitor 28.3 x 44.0 x 37.0 inches
----------------------------------------- -------------------------------------
Maximum height with top covers optional   1.91m (6.27 feet)
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
Available resolutions                     1270 dpi
                                          2540 dpi
----------------------------------------- -------------------------------------
Press dimensions (with out operation      1.11 x 3.23 x 1.67m  3.64 x 10.60 x
stand)                                    5.48ft.
----------------------------------------- -------------------------------------
Press weight                              4500kg (9950 lbs.)
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/     [CONFIDENTIAL TREATMENT REQUESTED]/*/
----------------------------------------- -------------------------------------

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                    EXHIBIT D
                                    ---------

                          - CONSUMABLE SPECIFICATIONS -
                          -----------------------------

PRODUCT NAME: Presstek PEARLdry PLUS thermal laser media - spooled product.

PRODUCT DESCRIPTION: Metalized polyester film with silicone coating.

PRODUCT APPLICATION: Plate material for Presstek DI enabled printing presses. The material is spooled on steel cores that engage unwind and take-up mechanisms integral to the press plate cylinder. The design allows a specific amount of material to be advanced into imaging and printing position. A thermal laser imaging system creates a latent image on the surface of the plate. A subsequent cleaning step removes silicone in the imaged areas, creating an ink-receptive printing master. Up to [CONFIDENTIAL TREATMENT REQUESTED]/*/ copies can be produced from the printing master.

* Actual run length performance may vary.

PRODUCT SPECIFICATION:

[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI spool width [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI spool length    [CONFIDENTIAL TREATMENT
 REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI images / spool [CONFIDENTIAL TREATMENT REQUESTED]/*/

[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI spool width [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI spool length [CONFIDENTIAL TREATMENT REQUESTED]/*/
[CONFIDENTIAL TREATMENT REQUESTED]/*/ DI images / spool [CONFIDENTIAL TREATMENT REQUESTED]/*/



--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                    EXHIBIT G
                                    ---------

Product Pricing

DOCUCOLOR 400 DI ([CONFIDENTIAL TREATMENT REQUESTED]/*/)
---------------------- ------------------------------ ------------------------
Part Number            Press Configuration            Xerox OEM Price
---------------------- ------------------------------ ------------------------
---------------------- ------------------------------ ------------------------
                       4-Color                        $[CONFIDENTIAL
                                                      TREATMENT REQUESTED]/*/
---------------------- ------------------------------ ------------------------
---------------------- ------------------------------ ------------------------
                       4-Color w/ Perfector           $[CONFIDENTIAL
                                                      TREATMENT REQUESTED]/*/
---------------------- ------------------------------ ------------------------
---------------------- ------------------------------ ------------------------
                       5-Color                        $[CONFIDENTIAL
                                                      TREATMENT REQUESTED]/*/
---------------------- ------------------------------ ------------------------
---------------------- ------------------------------ ------------------------
                       5-Color w/Perfector            $[CONFIDENTIAL
                                                      TREATMENT REQUESTED]/*/
---------------------- ------------------------------ ------------------------

DOCUCOLOR 233 DI ([CONFIDENTIAL TREATMENT REQUESTED]/*/)
---------------------- ------------------------------ ------------------------
Part Number            Press Configuration            Xerox OEM Price
---------------------- ------------------------------ ------------------------
---------------------- ------------------------------ ------------------------
                       4-Color                        $[CONFIDENTIAL
                                                      TREATMENT REQUESTED]/*/
---------------------- ------------------------------ ------------------------

MEDIA
-------------- --------------------------------------- ------------------------
Part Number    Description                             Xerox OEM Price
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
[CONFIDENTIAL  PEARLdry for Docucolor 400 DI Presses   $[CONFIDENTIAL
TREATMENT      (4 rolls per box, 36 images per roll)   TREATMENT REQUESTED]/*/
REQUESTED]/*/
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
[CONFIDENTIAL  PEARLdry for Docucolor 233 DI Presses   $[CONFIDENTIAL
TREATMENT      (4 rolls per box, 28 images per roll)   TREATMENT REQUESTED]/*/
REQUESTED]/*/
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
               PEARLdry [CONFIDENTIAL TREATMENT        $[CONFIDENTIAL
               REQUESTED]/*/  DI Cleaning Towels       TREATMENT REQUESTED]/*/
               (8 rolls per box)
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
               PEARLdry [CONFIDENTIAL TREATMENT        $[CONFIDENTIAL
               REQUESTED]/*/  DI Cleaning Towels       TREATMENT REQUESTED]/*/
               (8 rolls per box)
-------------- --------------------------------------- ------------------------

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

OTHER
-------------- --------------------------------------- ------------------------
Part Number    Description                             Xerox OEM Price
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
               PEARLserver                             $[CONFIDENTIAL
                                                       TREATMENT REQUESTED]/*/
-------------- --------------------------------------- ------------------------
-------------- --------------------------------------- ------------------------
               PEARLrip(Harlequin)                     $[CONFIDENTIAL
                                                       TREATMENT REQUESTED]/*/
-------------- --------------------------------------- ------------------------






















--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                    EXHIBIT H
                                    ---------


FINAL TEST ACCEPTANCE CRITERIA

1.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

2.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

3.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

4.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

5.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

6.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

7.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

8.       [CONFIDENTIAL TREATMENT REQUESTED]/*/.

9. These criteria are subject to change by mutual written agreement between Xerox and Presstek.



QUALITY ASSURANCE PROCEDURES

To be determined in a written amendment to the Agreement executed by the parties as soon as practicable following execution thereof.


--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                    EXHIBIT I
                                    ---------

                          SOURCE CODE ESCROW AGREEMENT

      This SOURCE CODE ESCROW AGREEMENT is entered into by and among DATA SECURITIES INTERNATIONAL, INC. with offices _____________________________________________________ ("DSI" or "HOLDER");
PRESSTEK, INC., a Delaware corporation ("LICENSOR"), with offices at 9 Commercial Street, Hudson, New Hampshire 03051; and Xerox Corporation, located at ___________________________________________________________ (the "LICENSEE"
or "Licensee").
                                    RECITALS

A. Licensor and Licensee have entered or will enter into certain Master Supply and Distribution Agreement involving the production of Presses certain proprietary software or firmware technology of Licensor (referred to in this Agreement as the "MASTER AGREEMENT").

B. Licensor desires to avoid unauthorized use or disclosure of its proprietary technology except under certain limited circumstances as defined herein.

C. The availability of the proprietary technology of Licensor is critical to Licensee in the conduct of its business and, therefore, Licensee needs access to the source code materials and other proprietary technology of Licensor under certain limited circumstances if Licensor shall fail to maintain and support the software described in the Master Agreement, or should Licensor experience financial difficulties by becoming subject to bankruptcy or insolvency proceedings, as defined herein.

D. Licensor and Licensee desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Licensor.

E. The parties desire this Agreement to be supplementary to the Master Agreement pursuant to 11 United States Bankruptcy Code, Section 365(n). This Agreement is entered into in furtherance of the provisions and objectives of that certain Master Agreement.

      For valuable consideration acknowledged by each, the parties agree that:

1. DEPOSIT. Licensor shall deposit with Holder those source code materials specified in EXHIBIT A (the "DEPOSIT"). Licensor shall keep the Deposit at the current revision level on an annual basis commencing with the effective date of this Agreement. In addition, Licensor shall update the Deposit at any time during the term or any renewal term of this Agreement that Licensor issues a new, material version or release of the Deposit. Licensor also agrees to comply with Holder's reasonable requests for the deposit or replacement of Deposit materials likely to physically degrade.

2. RETENTION OF REPLACED DEPOSIT. Holder will also retain all existing and supplanted Deposit materials for the benefit of Licensee and Licensor.

3. VERIFICATION AND DELIVERY. The Deposit shall be packaged for storage as reasonably instructed by Holder and accompanied by a cover sheet identifying the contents as indicated in EXHIBIT A. Risk of loss or damage to the Deposit materials during shipment shall lie with the Licensor. Licensee shall have the right to verify, at its own expense, each Deposit before shipment at Licensor's premises.

      Licensor hereby grants Licensee and Holder, free of charge, at its own expense, the right to use the facilities of Licensor, including its computer systems, to as reasonably necessary to verify the Deposit. Such right shall be exercised by 30 days' prior written notice from Licensee to Licensor and inspection will occur during Licensor's normal business hours without undue disruption of Licensor's business. At the expense of Licensor, Licensor shall make available Licensor's technical support personnel as reasonably necessary to verify the Deposit.

4. STORAGE OF DEPOSIT. Holder shall safekeep the Deposit in a security vault and exercise the same high standard of care to protect the Deposit which Holder would use to protect items of this nature which Holder might own, but in no event less than that standard of care customary in the industry.

5. USE AND NONDISCLOSURE. Except as expressly provided in this Agreement, Holder shall not disclose or make any use whatsoever of the Deposit, nor shall Holder disclose or make use of any confidential information provided to Holder by Licensor or Licensee in connection with this Agreement without the prior written consent of Licensor or Licensee, respectively. These obligations shall continue indefinitely notwithstanding any termination of this Agreement for any reason.

6. RECORDS AND AUDIT RIGHTS. Holder shall keep complete written records of the activities undertaken and materials prepared pursuant to this Agreement. Upon 10 days prior written notice to Holder during the term of this Agreement, Licensor and Licensee shall be entitled to inspect and request the records of Holder with respect to this Agreement at reasonable times during normal business hours at Holder's facilities and to inspect the Deposit required then to be held by Holder.

7. RELEASE OF DEPOSIT. If Licensee notifies Holder of the occurrence of a release condition as defined in EXHIBIT B, Holder shall immediately notify Licensor and provide Licensor with a copy of the notice from Licensee. Licensor shall have ten (10) business days from the date Holder sends its notice to notify Holder and Licensee that the release condition has not occurred or has been cured. Failing such timely notice, Holder shall release a copy of the Deposit to Licensee. However, if Holder receives timely notice from Licensor, Holder shall not release a copy of the Deposit but shall instead institute the Dispute Resolution Process below within three (3) business days of such timely notice from Licensor.

8. DISPUTE RESOLUTION PROCESS. Holder shall first notify Licensor and Licensee in writing of contrary instructions from Licensee and Licensor for release of the Deposit. Within five (5) business days after the date the notice is sent by Holder, an independent referee shall be appointed by the mutual agreement of Licensor and Licensee.

      On the 20th business day after the dispute notice from Holder, the referee shall meet at the San Diego, California offices of Holder, or such other location as is mutually agreed upon by Licensor and Licensee, and shall hear testimony and other evidence that Licensor and Licensee may wish to present with respect to the dispute. The meetings shall be conducted from 8:30 am. to 5:30 p.m. on no more than three (3) consecutive business days, national holidays excluded. Licensee shall present up to one day of evidence followed by up to one day of presentation from Licensor, followed by a final day reserved for rebuttal by each party in the morning and afternoon, respectively. Licensor, Licensee and Holder agree that the evidence and results of the hearings shall not be disclosed to third parties.

      Within two business days after the close of the presentations, the referee shall resolve the dispute by a written decision.

      This dispute resolution process shall be the exclusive means for resolving disputes regarding a release of the Deposit, and the decision of the referees shall be final, conclusive, and enforceable by a court of competent jurisdiction. All costs of the referee shall be split between Licensor and Licensee.

      Insofar as possible, the referee shall be, at the time of selection, a partner or manager of a national or regional accounting or software consulting firm (including the information processing, management support, and affiliates thereof) not employed by or affiliated with the Licensor or Licensee, and such referee shall be required to have relevant experience in the field of computer software technology and licensing. The sole issues for arbitration shall be whether there exists any material failure of Licensor to provide any support for the Software which it is obligated to provide under the Master Agreement and whether there has occurred a "Release Condition" under EXHIBIT B.

9. JOINT RELEASE. Licensee and Licensor may, by joint written instruction to Holder, authorize the release of the Deposit or a copy of it to the party named in the instruction.

10.   RIGHTS IN DEPOSIT. Licensee's rights in the Deposit are stated in EXHIBIT
      C. This Agreement shall automatically terminate upon the termination of the Master Agreement, and notice shall be provided by Licensor and Licensee to Holder regarding such termination.

11. TERM AND TERMINATION. The account will renew each year on the anniversary date upon receipt by Holder of the renewal fees.

      If Holder does not receive the renewal fee from Licensee by the anniversary date of this Agreement, Holder shall give notice to Licensor and Licensee. If the fee is not received from Licensee within thirty days of such notice, this Agreement shall automatically expire. Upon expiration of this Agreement, Holder will return the Deposit to Licensor. All obligations of Holder under this Agreement shall terminate thereafter, except as provided in this Agreement.

12. FEES. All fees of Holder shall be due from Licensee in full upon receipt of Holder's invoice. Fees shall be those specified in Holder's schedule of fees in effect for the initial term of this Agreement plus taxes (unless Licensee provides evidence of tax-exempt status), which schedule of fees is attached as EXHIBIT D. Holder shall not increase fees during the term of this Agreement.

13. ACCOUNT REPRESENTATIVE. Licensor, Licensee, and Holder shall each designate an authorized individual to receive notices and otherwise act on behalf of Licensor, Licensee and Holder in connection with this Agreement. Representatives may be changed by prior written notice to the other parties.

14. NOTICES. All notices for a release or a dispute in connection with this Agreement shall be in writing addressed to the Account Representatives, shall be sent by overnight courier service or electronic facsimile transmission (with a confirmation copy to follow by first class mail, postage prepaid) and shall be effective at the end of the next business day following delivery.

15. AUTHENTICITY. Holder may act in reliance upon any instruction, instrument, or signature believed to be genuine and may assume that it has been duly authorized.

16. HOLD HARMLESS. Licensor and Licensee will hold Holder harmless against any action regarding the release or refusal to release a copy of the Deposit by Holder so long as Holder has acted in good faith and in accordance with this Agreement. Licensee and Licensor agree to defend and indemnify Holder and hold Holder harmless from and against any and all claims, actions and suits, whether in contract or in tort, and from and against any and all liabilities, losses, damages, costs, charges, penalties, counsel fees, and other expenses of any nature (including, without limitation, settlement costs) incurred by Holder as a result of performance of the Agreement, except in the event of a judgment which specifies that Holder acted in bad faith or with gross negligence or willful misconduct.

17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.

18. PRIOR AGREEMENTS. The Master Agreement with each Licensee and this Agreement, including the Exhibits to both Agreements, constitute the entire agreement between the parties concerning the subject matter of this Agreement and the Deposit, and shall supersede all previous communications, representations, understandings, and agreements, oral or written, between and among the parties. Licensor and Licensee acknowledge that Holder has no knowledge of the terms and conditions contained in the Master Agreement and that Holder's only obligations shall be as set forth herein or in any other writing signed by Holder, Licensor and Licensee.

19. SEVERABILITY. If any provision of this Agreement is held by any court to be invalid or unenforceable, then that provision will be severed from this Agreement and the remaining provisions shall continue in force.

20. ASSIGNMENT. No party may assign any rights or delegate any obligations under this Agreement without the prior written consent of the others, and any attempt to do so shall be deemed void, except as provided in the Master Agreement. Any party may assign this Agreement to a successor to all or substantially all the capital stock or assets of a party, whether by sale, merger, tender offer or other form of acquisition.

21. WAIVER. Waivers of any right under this Agreement shall only be effective if in writing signed by the party possessing the right.

22. EXHIBITS. The following Exhibits are made a part of this Agreement by this reference:

              Exhibit A:    Deposit Materials
              Exhibit B:    Release Conditions
              Exhibit C:    Rights in Deposit
              Exhibit D:    Schedule of Fees
              Exhibit E:    Acceptance Form

         IN WITNESS WHEREOF, the parties have executed this Master Source Code Escrow Agreement by their duly authorized officers as of the date set forth above.

DATA SECURITIES
  INTERNATIONAL, INC.                       XEROX CORPORATION (LICENSEE)

By:  ____________________________           By:  ___________________________


Title:  _________________________           Title:  ________________________


PRESSTEK, INC. (LICENSOR)

By:  _____________________________


Title:  __________________________

                                    EXHIBIT A

                                DEPOSIT MATERIALS
                                -----------------

A.     SOURCE CODE DEPOSIT MATERIALS
       -----------------------------

       1. A copy of source code and all source code documentation, listings, and programmers' notes relating to the design, use, operation, and maintenance of all:

              a. Licensor's proprietary Software as described in the Master Agreement;

              b. Modifications, enhancements, new versions or releases, additions, code corrections, and workarounds of the Software included in the Master Agreement;

              c. Any of the above materials replaced by Licensor and retained by Holder according to the terms of this Agreement; and

              d. source code listings, program specifications, schematics, system documentation, development tools and methodologies, algorithms, flowcharts, modifications, enhancements, programmer commentary, and all necessary data and technical information relating to the Software which will enable a reasonably skilled programmer to create, enhance, maintain, support and modify the Software which is the subject of the Master Agreement, to the extent available.

      2. A description of the development system, hardware, software, compilers, and the like sufficient for Licensee to continue development and support of the Software included in the Master Agreement.

      3. The Deposit materials shall be in machine-readable form on magnetic tape or diskette.

      4.      The source code shall be updated on an annual basis.

B.    COVER SHEET FOR DELIVERY OF DEPOSIT
      -----------------------------------

Deposit Account Name _____________________

Deposit Account Number ___________________

__ Deposit  ____  Supplement to Deposit __ Replacement of Deposit

Software Name __________________________ Version ______________
Date _______________ CPU/OS ________________ Compiler _________
Application ___________________________________________________
Utilities needed ______________________________________________
Special Operating Instructions ________________________________
Media ___________________________ Quantity ____________________
Hardware Description __________________________________________

                                    EXHIBIT B

                               RELEASE CONDITIONS
                               ------------------

The Deposit shall be released to Licensee upon the occurrence of any of the following events:

1. Failure of Licensor following Licensee's giving notice to Licensor, to fulfill its Software support obligations as required within the time periods permitted in the Master Agreement (the "Software Obligations").

2. Failure of Licensor to continue to do business and such failure continues for a period of 90 days.

3. Unless prohibited by law, the filing of a petition by or against Licensor for relief under the United States Bankruptcy Code; a general assignment for the benefit of creditors by Licensor; the appointment of a general receiver or trustee in bankruptcy for Licensor's business or property; or action by Licensor under any state insolvency or similar law for the purpose of its bankruptcy, or liquidation.

4. Any rejection or termination of the Software Obligations by Licensor or its successors or representatives in breach of the provisions of the Software Obligations contained in the Master Agreement, including in all events any rejection or termination of the Software Obligations or any proposal to do so under Title 11 of the United State Code, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other federal or state bankruptcy, insolvency, receivership, or similar law.

5. Failure of a trustee, including Licensor as debtor in possession, in any bankruptcy case hereafter filed by or against Licensor either to assume the Software support obligations contained in the Master Agreement and this Master Source Code Escrow Agreement within forty-five (45) days after the filing of the initial bankruptcy petition or to perform such obligations and this Escrow Agreement within the meaning of Section 365(a)(4)(i) of the Bankruptcy Code.


      The rights in the Software, including associated intellectual property rights, that Licensee may elect to retain following a rejection of the Master Agreement or this Agreement under Section 365(n) of the Bankruptcy Code do not include the right of Licensee to discontinue any royalty or other payment obligation for use of Licensor's Software. Under no circumstances shall Licensee be entitled to use of the Software under this Escrow Agreement without also paying to Licensor (or its successors) any then-accrued or ongoing royalty, distribution fee, other license fee payment obligation arising under the Master Agreement, as well as payment for Presses under the Master Agreement. This Agreement shall be automatically terminated at Licensor's option if Licensee fails to make any such payment obligation following notice thereof from Licensor or is otherwise in default of its obligations under the Master Agreement.

                                    EXHIBIT C

                      LICENSEE'S RIGHTS AND OBLIGATIONS IN
                      ------------------------------------
                                ESCROW MATERIALS
                                ----------------

     1. a. GRANT OF CURRENT LICENSE TO SOURCE CODE. Licensor hereby presently grants to Licensee a limited license in the intellectual property content of the Deposit, exercisable upon release of the Deposit by Holder to Licensee under the Release Conditions. Licensee's license is limited, non-exclusive, and fully-paid-up. Licensee's license to the Deposit materials hereunder is limited in duration to the term of the Master Agreement. Licensee's license to the Deposit is restricted solely to the furtherance of Licensee's rights or fulfillment of Licensor's support obligations for the Licensor software as set forth in the Master Agreement. The license includes the right to use, display and perform any Deposit user documentation or Software (in machine-readable form only). No right is provided to Licensee to copy (except for archive purposes), manufacture, reproduce or distribute or transfer to others copies of the Software or documentation, except as contemplated by the Master Agreement or this Agreement. Use of the Source Code by Licensee shall be limited to the uses of the System permitted under the Master Agreement and shall be limited to use within the Territory as provided in the Master Agreement.

      b. PROTECTION OF INTELLECTUAL PROPERTY RIGHTS IN SOFTWARE. Licensee shall treat the Deposit and Related Materials as confidential information. Licensee shall maintain all confidential information in strict confidence. Licensee shall take all commercially reasonable steps to ensure that no unauthorized person or entity has access to such confidential information of Licensor (including the Deposit material) and that all authorized persons having access to confidential information of Licensor (including the Deposit material) refrain from any unauthorized use or disclosure. All right, title, and interest to Software of Licensor shall at all times remain vested in Licensor. The Software is the exclusive property of Licensor and contains valuable proprietary information and trade secrets of Licensor developed at a great cost and expense. Licensee agrees not to translate, decompile, disassemble, reverse-engineer, create derivative works, or take any other steps intended to produce a source language statement of the Software and not to copy, reproduce, distribute, transfer, or disclose the Software to others without the prior consent of Licensor, except as contemplated by the Master Agreement or this Agreement. Any violation of the foregoing restrictions shall terminate this Agreement and the Master Agreement. Licensee will retain on each copy of the Software and user documentation that it distributes any copyright, trademark, and other intellectual property rights of Licensor.

      c. RETURN OF DEPOSIT. Licensee shall immediately return the Deposit materials if Licensor has cured the release conditions giving rise to the release of the Deposit and resumes performance of its obligations under the Master Agreement. The Escrow Agreement shall be reinstated upon Licensee's return of the Deposit and payment of any fees to Holder. Licensee shall return the Deposit materials in accordance with the standard requirements of Holder.

     2. RESTRICTIONS ON USE OF DEPOSIT MATERIALS: Licensee hereby agrees to comply with all of the following provisions in its use of the Deposit materials following any release:

              (i) Licensee shall keep the Deposit materials in a secure location so as to preclude unauthorized persons from having access to the contents thereof at all times when the Deposit materials are being used in accordance with the provisions of this Escrow Agreement. Licensee shall permit Deposit materials to be removed only to the extent of Licensee's actual use of any such contents as required for the exercise of Licensee's rights pursuant to this Escrow Agreement and the Master Agreement.

              (ii) The Deposit materials shall remain on Licensee's premises at all times and shall be returned to the secure location when not in direct or immediate use.

             (iii) Licensee shall limit use of, and access to, the Deposit materials to those of its employees and consultants who are directly involved in the use of the Deposit materials to support the Licensor Software and/or to carry out Licensee's permitted uses, and who have a need to know the contents of the Deposit materials for the performance of their duties in connection with such permitted uses.

              (iv) Licensee shall cause all of its employees and consultants who have access to the Deposit materials to comply with all restrictions on the confidentiality of the Deposit materials set forth in the Master Agreement or in any Confidentiality Agreement between the parties.

               (v) Licensee shall assist Licensor in identifying and preventing any use or disclosure of the Deposit material by the present or former employees or consultants of Licensee in any manner which is not expressly permitted by the Escrow Agreement or Master Agreement.

              (vi) Licensee shall be liable for all damages or costs suffered by Licensor in connection with any unauthorized transfer, disclosure, copying, duplication, reproduction or use or misappropriation of the Deposit material by Licensee or its employees or consultants.

             (vii) At all times during which any portion of the Deposit materials is in use, Licensee shall locate the Deposit materials in a room or container which shall be securely locked so as to preclude unauthorized persons from having access to it. Only those employees referred to in paragraph (iii) above shall have access to keys to the lock of such room or container; and Licensee shall record the signature and date and hour of entry to and departure from such room or container by all persons.

            (viii) Licensee shall not, and shall not permit any of its employees or consultants to, reproduce or copy any of the Deposit material, or remove any copyright or proprietary notice contained or included on or in the Deposit material, or make any disclosure of the Deposit material, except to other employees or consultants of Licensee as may be necessary or appropriate in connection with their permitted use of Deposit material hereunder, or otherwise attempt to transfer the Deposit material to anyone.

      3. RETENTION OF TITLE. Licensor retains sole and exclusive title to and ownership of the Deposit materials (except to the extent of components thereof which are licensed to Licensor by its licensors), and all patents, copyrights, and other intellectual property rights in and to the Deposit materials.

      4. LICENSEE'S DEFAULT. If Licensee at any time defaults in its obligations under the Master Agreement and such default is not remedied by Licensee within any applicable grace period as provided in the Master Agreement and the Master Agreement is terminated, Licensor may terminate the rights granted to Licensee under this Escrow Agreement.

      5. USE OF DEPOSIT AT LICENSEE'S RISK. LICENSEE ACKNOWLEDGES THAT IT USES THE DEPOSIT MATERIALS AT ITS OWN RISK.

                                    EXHIBIT D

                                SCHEDULE OF FEES
                                ----------------

                      [NEED TO INSERT CURRENT FEE SCHEDULE]
                      -------------------------------------

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                   EXHIBIT J-1
                                   -----------


                Installation, Service Support and Training Terms


      1. INSTALLATION, SERVICE AND SUPPORT. PRESSTEK will provide installation, service and training support to XEROX and XEROX Company (hereinafter collectively "XEROX") customers at PRESSTEK's then prevailing prices for those services on the following terms and conditions:

                  a. Customer Installation and Training. As to production Presses, PRESSTEK will provide installation, service and customer training support to XEROX customers for the [CONFIDENTIAL TREATMENT REQUESTED]/*/ and [CONFIDENTIAL TREATMENT REQUESTED]/*/ Presses upon receipt of purchase order from XEROX. Description of the installation and training provided by PRESSTEK is described in Exhibit J-2, "Xerox/Presstek Docucolor DI Training." Such installation, training and support services shall be at the pricing set forth herein. Such prices shall be subject to change ninety (90) days following written notification thereof.

                  b. Phone Support. PRESSTEK will maintain a XEROX [CONFIDENTIAL TREATMENT REQUESTED]/*/ phone support PRESSTEK hotline for direct customer technical support and troubleshooting. Fees for such support shall be determined by the parties.

                  c. Service Support. Any field/customer identified problems will be managed through a PRESSTEK process similar to the XEROX Software Problem Action Request Process (SPAR Process). SPAR(s) are rated by severity of the Product Failure and defined as follows:

                           (i) Severity Level 1 shall be defined as a "catastrophic problem" wherein the customer's system is down, and/or the user has no production capability, or a field service technician cannot proceed with an installation.

                           (ii) Severity Level 2 shall be defined as a "severe problem" wherein the customer's system is up, but production capability is seriously degraded.

                           (iii) Severity Level 3 shall be defined as a "moderate problem" wherein the customer's system is up, but production capability is reduced.

                           (iv) Severity Level 4 shall be defined as a "minor problem" wherein the customer's system is up, with no significant impact to production.

                  d. Problem Severity Response Time/Resolution Time. PRESSTEK will make every commercially reasonable attempt to achieve the following Response (8:00 AM to 5:00 PM, EST Monday through Friday, excluding Holidays) and Target Resolution Times for each SPAR:

               Severity Response Time        Target Resolution Time

               Level (1) [CONFIDENTIAL TREATMENT REQUESTED]/*/
                         [CONFIDENTIAL TREATMENT REQUESTED]/*/


--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

               Level (2) [CONFIDENTIAL TREATMENT REQUESTED]/*/
                         [CONFIDENTIAL TREATMENT REQUESTED]/*/

               Level (3) [CONFIDENTIAL TREATMENT REQUESTED]/*/
                         [CONFIDENTIAL TREATMENT REQUESTED]/*/

               Level (4) [CONFIDENTIAL TREATMENT REQUESTED]/*/
                          the next version of the Product(s)

PRESSTEK will use commercially reasonable efforts to remedy or ameliorate the problem within a reasonable period, depending on the severity of the problem. Failure of PRESSTEK to meet the above Response Time and Target Resolution Times shall not be considered a breach of this Agreement., provided that PRESSTEK makes every commercial reasonable attempt to do as provided herein.

                  e. Response Time. Defined as the time necessary to (1) acknowledge the receipt of a problem, or (2) request any additional information as is necessary for the PRESSTEK Technical Support group to escalate the problem to the PRESSTEK QA or engineering groups for resolution. In the event of (2) above, the PRESSTEK Technical Support group will be responsible for monitoring the timeliness of the QA/Engineering response, as well as keeping the OEM Technical Support group updated as to the status of the problem. In the case of a problem submitted by telephone, it is assumed that the response is immediate in that the call is answered as soon as a PRESSTEK Technical Support representative is available to answer.

                  f. Resolution Time. Defined as the time necessary to provide a software fix or work around, RMA, explanation of functionality or other such item as to (1) resolve the customer's problem where it is proven to be the fault of PRESSTEK software or hardware, and/or (2) provide reasonable explanation or evidence that the problem is not the result of PRESSTEK hardware or software. PRESSTEK Technical Support will use commercially reasonable efforts when resolving Customer issues for XEROX.

                  g. Responsibilities of the Parties. The parties agree to negotiate in good faith their respective obligations in connection with such support, including without limitation acknowledgement, confirmation and reproduction of the problem(s); communication between the parties and the customer; preparation and provision of reports and technical notes.

                  h. Product(s) Support Availability. For a period of at least five (5) years from the date Xerox last sells the Product(s) in either the United States or Europe, whichever occurs first, PRESSTEK agrees to make available to XEROX, at mutually reasonable prices and upon reasonable terms, support which shall consist, at a minimum, of using its reasonable efforts to correct coding errors and provide such corrected code to XEROX for direct or indirect distribution to customers provided that PRESSTEK may terminate such Product(s) support on six (6) months' written notice during which time PRESSTEK and XEROX shall agree to an end of life program reasonably acceptable to XEROX and PRESSTEK.

      2. SPARE PARTS. Spares will be provided to XEROX on a [CONFIDENTIAL TREATMENT REQUESTED]/*/basis.

--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                  a. Spare Parts Price List. PRESSTEK shall use best efforts to supply XEROX a spare parts price list for the Product(s) within sixty (60) days of the execution of this Agreement.

                  b. Spares Inventory. PRESSTEK will maintain spares at an adequate level in Europe and North America (and other geographic locations as further agreed by the parties) to support the then current installed base of Presses.

                  c. Emergency Spares Inventory. PRESSTEK or its manufacturers shall at all times maintain an adequate inventory of each Spare, at no cost to XEROX, and use this supply of Spares solely for shipment to XEROX or its Customers as emergency Spares, when requested. Deliveries of emergency Spares shall be made as promptly as practicable but within three (3) business days of XEROX's or customer's written request to PRESSTEK.

                  d. Spares Delivery and Invoicing. PRESSTEK will supply Spares directly to XEROX customer. Invoicing of spares, whether from PRESSTEK to Customer or PRESSTEK to XEROX and XEROX to the Customer shall be determined at Xerox's discretion.

                  e. Spares. PRESSTEK shall make available to customers Spares for a period of seven (7) years from the last delivery of Products under this Agreement and notwithstanding any termination hereof, other than a termination for breach by XEROX.

                  f. Equivalent Spares. XEROX agrees to accept equivalent and/or interchangeable (form, fit and function compatible as defined herein) Spares during the seven (7) year period set forth above, if PRESSTEK's source of supply should change and such change is beyond PRESSTEK's reasonable control. The determination as to whether Spares are equivalent and/or interchangeable shall be made by mutual agreement of the parties.

                  g. Payment Terms. Payment for such spares shall be due within forty-five (45) days of Xerox or its customer (subject to credit approval) receipt of correct invoice.

                  h. Shipping Terms. Shipping terms for Spares shall be as agreed by the parties.


                  i. Priority. PRESSTEK shall use commercially reasonable efforts to supply Spares to XEROX or its customers on a priority basis, inside of PRESSTEK's usual lead time, to replenish any XEROX low stock condition, and shall immediately upon receipt of relevant purchase orders notify XEROX of the anticipated shipment date of all Spares orders.

         3. XEROX Service Training. PRESSTEK shall provide initial training to XEROX service and support personnel and XEROX service trainers with respect to all Presses without charge. Such Initial Training shall be reasonably directed to familiarize XEROX personnel with the installation, servicing and associated issues with regard to Presses and shall involve the training of no more than twenty XEROX personnel. Such training shall be scheduled in groups of at least five people at a time at PRESSTEK's facilities or another location agreed to by PRESSTEK, and actual training sessions (not including preparation) shall involve not more than twenty man-days of PRESSTEK training personnel time. Thereafter, at the request of XEROX, PRESSTEK will provide additional training and technical assistance to XEROX personnel at XEROX's expense. XEROX cost for such training activities is set forth in Exhibit J-3.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                   EXHIBIT J-2
                                   -----------


Xerox/Presstek Docucolor DI Training


Audience:         Docucolor DI press operator, electronic prepress operators, production managers

Purpose: Overview and hands-on training those involved with installation, operation, management, sales and marketing for the Xerox Docucolor DI direct imaging press using Presstek's PEARL laser imaging equipment and PEARLrip.

Structure:        This will be an orientation for the management and employees of the printing and direct imaging technology, markets and capabilities. It will be the hands-on, in-depth training of the prepress workflow, RIP'g operations, DI methodologies, press operation, waterless printing concepts and productivity techniques. It will be customized to cover specific configurations, file preparation/applications, troubleshooting and testing in prepress and the press room.

                  The training is segmented into discrete sections: press training, DI imaging training, prepress operations training, and management/sales orientation. Once the press has been installed, a Press Instructor is engaged to over the operation of the printing press and color console. After this initial course work, the Prepress and DI training occur simultaneously. Toward the end of the training schedule, the sales force and management team are given a feature/benefit orientation. This incorporates a demonstration, given by the newly trained operators to the entire company.

Sun.     Mon.          Tues.         Wed.          Thurs.        Friday        Sat.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
         1             2             3             4             5             6
         [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL
         TREATMENT     TREATMENT     TREATMENT     TREATMENT     TREATMENT     TREATMENT
         REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
7        8             9             10            11            12            13
         [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL [CONFIDENTIAL
         TREATMENT     TREATMENT     TREATMENT     TREATMENT     TREATMENT     TREATMENT
         REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/ REQUESTED]/*/
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
14       15            16            17            18            19            20
         Press         Press         Press         Press         Press
         training      training      training      training      training

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
21       22            23            24            25            26 Sales/mgmt 27
         DI class      DI class      DI class      DI class         orientation
         --------------------------------------------------------
         RIP class     RIP class     RIP class     RIP class
         --------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
28       29            30            31


Personnel requirements
----------------------

Press riggers           Press installer           Electrical/imaging technician
Press & DI trainer      Prepress (RIP) trainer    Sales/management trainer
Account mgr to oversee
 all tasks

If advanced training (monitoring during `live' production) is required, it should be scheduled at least a week after the press has been signed off and production jobs have been running for at least a week.

Docucolor 400 DI [CONFIDENTIAL TREATMENT REQUESTED]/*/ install is conservative. Docucolor 233 DI should be less. Training outline, duration and resources are subject to change without notice.




--------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

DAY ONE--PRESS TRAINING (AFTER INSTALLERS ARE FINISHED)

--------------- ------------------------------------------------------ ----------------------- --------------------------
Time            Topics                                                 Handouts/Exercises      Presenter/Attendees
=============== ====================================================== ======================= ==========================
8:00 am         Introductions                                                                  Printer's management,
                                                                                               prepress and press
                                                                                               operators
--------------- ------------------------------------------------------ -----------------------
9:00 am         Presstek overview (Presstek  and Xerox videos)
--------------- ------------------------------------------------------ -----------------------
                Printer  tour and company overview
--------------- ------------------------------------------------------ -----------------------
                Xerox Docucolor DI overview
--------------- ------------------------------------------------------ -----------------------
                Components, configurations & workflow
--------------- ------------------------------------------------------ -----------------------
                PEARLserver--specifications
--------------- ------------------------------------------------------ -----------------------
                PEARLrip
--------------- ------------------------------------------------------ -----------------------

--------------- ------------------------------------------------------ -----------------------
10:30 am        Training process, timetables, expectations, sign-off
                requirements
--------------- ------------------------------------------------------ -----------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ -----------------------

--------------- ------------------------------------------------------ ----------------------- --------------------------
1:00 pm         Press operation                                                                Printer's management,
                Components overview/walk through                                               prepress and press
                                                                                               operators
--------------- ------------------------------------------------------ -----------------------
                Specifications
--------------- ------------------------------------------------------ -----------------------
                Safety Overview
--------------- ------------------------------------------------------ ----------------------- --------------------------
3:00 pm         Electrical Controls overview                                                   Press operator and
                                                                                               production mgr
--------------- ------------------------------------------------------ -----------------------
                Mechanical Control overview
--------------- ------------------------------------------------------ -----------------------
                Press display overview
--------------- ------------------------------------------------------ -----------------------
                Startup sequence
--------------- ------------------------------------------------------ ----------------------- --------------------------

DAY TWO--PRESS TRAINING

--------------- ------------------------------------------------------ ----------------------- --------------------------
Time            Topics                                                 Handouts/Exercises      Presenter/Attendees
=============== ====================================================== ======================= ==========================
8:00 am         Review of previous day's topics                                                Press operator and
--------------- ------------------------------------------------------ ----------------------- production mgr
8:30 am         Paper and dolly loading
--------------- ------------------------------------------------------ -----------------------
                Feeder head                                            Operator's Manual
--------------- ------------------------------------------------------ -----------------------
                     Mechanical adjustments
--------------- ------------------------------------------------------ -----------------------
                     Air Adjustments
--------------- ------------------------------------------------------ -----------------------
                     Adjustment and maintenance of the air compressor
--------------- ------------------------------------------------------ -----------------------
                Feed board
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of wheels & table belts
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of double sheet detector
--------------- ------------------------------------------------------ -----------------------
                Register
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of head stops and side guides
--------------- ------------------------------------------------------ -----------------------
                Chain delivery
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of joggers
--------------- ------------------------------------------------------ -----------------------
                     Air adjustment of for sheet control
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of skeleton wheels
--------------- ------------------------------------------------------ -----------------------
                Exercises covering feed, delivery and register
--------------- ------------------------------------------------------ -----------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ -----------------------
                Plate cylinder
--------------- ------------------------------------------------------ -----------------------
                     Plate bending and mounting
--------------- ------------------------------------------------------ -----------------------
                     Plate clamp adjustment
--------------- ------------------------------------------------------ -----------------------
                     Radial and axial adjustment
--------------- ------------------------------------------------------ -----------------------
                Blanket cylinder
--------------- ------------------------------------------------------ -----------------------
                     Blanket mounting and packing
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of printing pressures
--------------- ------------------------------------------------------ -----------------------
                     Proper use of the packing gauge
--------------- ------------------------------------------------------ -----------------------
                Transfer cylinder
--------------- ------------------------------------------------------ -----------------------
                     Setting for in-line printing
--------------- ------------------------------------------------------ -----------------------
                     Adjustment for printing pressure
--------------- ------------------------------------------------------ -----------------------
                     Adjustment for sheet size
--------------- ------------------------------------------------------ -----------------------
                Dryer
--------------- ------------------------------------------------------ -----------------------
                     Operation and settings
--------------- ------------------------------------------------------ -----------------------
                Anti-setoff powder unit
--------------- ------------------------------------------------------ -----------------------
                     Operation/loading and settings
--------------- ------------------------------------------------------ -----------------------
                Exercises - plate loading, blanket replacements,
                dryer and powder settings
--------------- ------------------------------------------------------ ----------------------- --------------------------

DAY THREE--PRESS TRAINING

--------------- ------------------------------------------------------ ----------------------- --------------------------
Time            Topics                                                 Handouts/Exercises      Presenter/Attendees
=============== ====================================================== ======================= ==========================
8:00 am         Review of previous day's topics                                                Press operator and
                                                                                               production mgr
--------------- ------------------------------------------------------ -----------------------
8:30            Inking system
--------------- ------------------------------------------------------ -----------------------
                     Adjustment of ink rollers and controls
--------------- ------------------------------------------------------ -----------------------
                     Standard form roller settings
--------------- ------------------------------------------------------ -----------------------
                     Inks: loading, tack, cleanup
--------------- ------------------------------------------------------ -----------------------
                     Maintenance of ink rollers
--------------- ------------------------------------------------------ -----------------------
                Wash-up devices and procedures
--------------- ------------------------------------------------------ -----------------------
                Color Console
--------------- ------------------------------------------------------ -----------------------
                     Ink key and register control, saving job
                settings
--------------- ------------------------------------------------------ -----------------------
                Perfecting setup and operation
--------------- ------------------------------------------------------ -----------------------
                Exercises covering inking, console, wash up
--------------- ------------------------------------------------------ -----------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ -----------------------
                Inking temperature control system overview
--------------- ------------------------------------------------------ -----------------------
                Press preventative maintenance                         Maintenance Chart
--------------- ------------------------------------------------------ -----------------------
                     Ink rollers, lubrication, powder unit
--------------- ------------------------------------------------------ -----------------------
                Exercises printing tests and exercises
--------------- ------------------------------------------------------ ----------------------- --------------------------

DAY FOUR--PRESS TRAINING

--------------- ------------------------------------------------------ ----------------------- --------------------------
Time            Topics                                                 Handouts/Exercises      Presenter/Attendees
=============== ====================================================== ======================= ==========================
8:00 am         Review of previous day's topics                                                Press operator and
                                                                                               production mgr
--------------- ------------------------------------------------------ -----------------------
8:30 am         Exercises printing tests and exercises
--------------- ------------------------------------------------------ -----------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ -----------------------
1:00 pm         Sign-off press portion of the installation--test
                forms printed
--------------- ------------------------------------------------------ ----------------------- --------------------------

DAY FIVE--PRESS TRAINING

--------------- ------------------------------------------------------ ----------------------- ---------------------------
Time            Topics                                                 Handouts/Exercises      Presenter/Attendees
=============== ====================================================== ======================= ===========================
8:00 am         Review of previous day's topics                                                Press operator and
                                                                                               production mgr
--------------- ------------------------------------------------------ -----------------------
8:30 am         Buffer time to complete unfinished exercises/testing
--------------- ------------------------------------------------------ -----------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ -----------------------
1:00 pm         Buffer time to complete unfinished exercises/testing
--------------- ------------------------------------------------------ ----------------------- ---------------------------

DAY ONE--DI TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Introductions                                                                   Printer's management,
                                                                                                prepress and press
                                                                                                operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         Printer's tour of facility and Company Overview
--------------- ------------------------------------------------------ ------------------------
9:30 am         Training process, timetables, expectations, sign-off
                requirements
--------------- ------------------------------------------------------ ------------------------ --------------------------
10:30           Trainer evaluation of the system--run test jobs                                  Just instructor
--------------- ------------------------------------------------------ ------------------------ --------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------ --------------------------
1:00 pm         DI imaging overview--how it works, classroom                                     Press production mgr and
                discussion                                                                      press operator
--------------- ------------------------------------------------------ ------------------------
                PEARLdry plate overview--how it works
--------------- ------------------------------------------------------ ------------------------
                Hardware component overview--what each piece does
--------------- ------------------------------------------------------ ------------------------
                Demo
--------------- ------------------------------------------------------ ------------------------
                     Imaging console walk through
--------------- ------------------------------------------------------ ------------------------
                     Networks-- PEARLserver to Imaging console
--------------- ------------------------------------------------------ ------------------------
                     PEARLview
--------------- ------------------------------------------------------ ------------------------
                     PEARLimaging
--------------- ------------------------------------------------------ ------------------------
                     1-up, 2-up or mixed job
--------------- ------------------------------------------------------ ------------------------
                     Plate cleaning techniques
--------------- ------------------------------------------------------ ------------------------
                     Ink key profiles
--------------- ------------------------------------------------------ ------------------------
                     Register
--------------- ------------------------------------------------------ ------------------------
                     Makeready
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY TWO--DI TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Press production mgr and
                                                                                                press operator
--------------- ------------------------------------------------------ ------------------------ --------------------------
8:30 am         Waterless inks                                         Complete Guide to
                                                                       Waterless Printing Book
--------------- ------------------------------------------------------ ------------------------
                PEARLdry plate touch-up
--------------- ------------------------------------------------------ ------------------------
                Temperature control unit
--------------- ------------------------------------------------------ ------------------------
                PEARLview
--------------- ------------------------------------------------------ ------------------------
                     Viewing, zoom levels, densitometer, ruler, QC
                methods
--------------- ------------------------------------------------------ ------------------------
                PEARLimaging hands-on
--------------- ------------------------------------------------------ ------------------------
                     All plates, single plate
--------------- ------------------------------------------------------ ------------------------
                     1-up, 2-up or mixed job
--------------- ------------------------------------------------------ ------------------------
                     Multitasking operations while imaging
--------------- ------------------------------------------------------ ------------------------
                Makeready techniques
--------------- ------------------------------------------------------ ------------------------
                Printing exercises
--------------- ------------------------------------------------------ ------------------------
                     Calibration and screening test forms
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Preventive maintenance                                 Maintenance Chart
--------------- ------------------------------------------------------ ------------------------
                Zone linearization
--------------- ------------------------------------------------------ ------------------------
                Printing exercises                                     Step Scales test forms
--------------- ------------------------------------------------------ ------------------------
                     Calibration and screening test forms
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY THREE--DI TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Prepress production mgr
                                                                                                and operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         Imposition and perfecting options
--------------- ------------------------------------------------------ ------------------------
                Ghosting Tests
--------------- ------------------------------------------------------ ------------------------
                Press room work--imposition and perfecting exercises
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Sign-off press portion of the installation--test
                forms printed
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY FOUR--DI TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Press production mgr and
                                                                                                press operator
--------------- ------------------------------------------------------ ------------------------
8:30 am         Corporate identity jobs                                Company brochure
--------------- ------------------------------------------------------ ------------------------
                     RIP and print
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Corporate identity jobs or customer jobs
--------------- ------------------------------------------------------ ------------------------
                     RIP and print
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY ONE--PREPRESS TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Introductions                                                                   Printer's management,
                                                                                                prepress and press
                                                                                                operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         Printer's tour of facility and Company Overview
--------------- ------------------------------------------------------ ------------------------
9:30 am         Training process, timetables, expectations, sign-off
                requirements
--------------- ------------------------------------------------------ ------------------------ --------------------------
10:30           Trainer evaluation of the system--run test jobs                                  Just instructor
--------------- ------------------------------------------------------ ------------------------ --------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------ --------------------------
1:00 pm         PEARLserver--specifications and standard settings                                Prepress production mgr
                                                                                                and operators
--------------- ------------------------------------------------------ ------------------------
                PEARLrip demo and overview
--------------- ------------------------------------------------------ ------------------------
                     Page setups
--------------- ------------------------------------------------------ ------------------------
                     Screening
--------------- ------------------------------------------------------ ------------------------
                     Calibration
--------------- ------------------------------------------------------ ------------------------
                     Roam
--------------- ------------------------------------------------------ ------------------------
                     Start Inputs
--------------- ------------------------------------------------------ ------------------------
                Networks
--------------- ------------------------------------------------------ ------------------------
                     Prepress options and configurations
--------------- ------------------------------------------------------ ------------------------
                     PEARLserver to PRISM
--------------- ------------------------------------------------------ ------------------------
                File formats
--------------- ------------------------------------------------------ ------------------------
                     PEARLfile bitmaps
--------------- ------------------------------------------------------ ------------------------
                     PostScript, TIFF/IT, PDF, DCS 2.0
--------------- ------------------------------------------------------ ------------------------
                Workflow considerations
--------------- ------------------------------------------------------ ------------------------
                     AppleTalk Chooser-level device
--------------- ------------------------------------------------------ ------------------------
                     Macintosh volume
--------------- ------------------------------------------------------ ------------------------
                     DCS/OPI
--------------- ------------------------------------------------------ ------------------------
                PEARLview
--------------- ------------------------------------------------------ ------------------------
                     Viewing, zoom levels, densitometer, ruler, QC
                methods
--------------- ------------------------------------------------------ ------------------------
                PEARLmerge
--------------- ------------------------------------------------------ ------------------------
                     Bitmap--cropping, add or remove a strip
--------------- ------------------------------------------------------ ------------------------
                     Bitmap--ganging, imposition, perfecting
--------------- ------------------------------------------------------ ------------------------
                     Exercises--cropping, imposition, perfecting
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY TWO--PREPRESS TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Prepress production mgr
                                                                                                and operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         Job preflighting for DI press
--------------- ------------------------------------------------------ ------------------------
                Page makeup applications
--------------- ------------------------------------------------------ ------------------------
                     Print drivers
--------------- ------------------------------------------------------ ------------------------
                     Trapping
--------------- ------------------------------------------------------ ------------------------
                Proofing discussions
--------------- ------------------------------------------------------ ------------------------
                     Dye-sub, inkjet, HP2000, PEARLhdp, press proofs
--------------- ------------------------------------------------------ ------------------------
                In-depth screening                                     Test forms
--------------- ------------------------------------------------------ ------------------------
                     Screen rulings, dot shapes, angles, yellow
                deviation
--------------- ------------------------------------------------------ ------------------------
                     Extra grey levels, highlight
--------------- ------------------------------------------------------ ------------------------
                     Tests--screening, dot shapes, levels of grey
--------------- ------------------------------------------------------ ------------------------
                     Initial press run and verification press run
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
                In-depth calibration                                   Step Scales test forms
--------------- ------------------------------------------------------ ------------------------
                     Target vs. actual dot gain curves
--------------- ------------------------------------------------------ ------------------------
                     Determine target densities and dot gain levels
--------------- ------------------------------------------------------ ------------------------
                     Step wedge tests, densitometry, input
--------------- ------------------------------------------------------ ------------------------
                     Initial press run and verification press run
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY THREE--PREPRESS TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Prepress production mgr
                                                                                                and operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         PEARLrip backups
--------------- ------------------------------------------------------ ------------------------
                     Fonts, Page Setups, Calibration curves
--------------- ------------------------------------------------------ ------------------------
                Imposition and perfecting options
--------------- ------------------------------------------------------ ------------------------
                     Exercises--imposition/perfecting
--------------- ------------------------------------------------------ ------------------------
                Press room work--imposition and perfecting exercises
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Sign-off prepress portion of the installation--test
                forms
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY FOUR--PREPRESS TRAINING SESSIONS

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Review of previous day's topics                                                 Prepress production mgr
                                                                                                and operators
--------------- ------------------------------------------------------ ------------------------
8:30 am         Corporate identity jobs                                Company brochure
--------------- ------------------------------------------------------ ------------------------
                     RIP and print
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Corporate identity jobs or customer jobs
--------------- ------------------------------------------------------ ------------------------
                     RIP and print
--------------- ------------------------------------------------------ ------------------------ --------------------------
3:00 pm         Service Overview                                                                Production mgr, operators
--------------- ------------------------------------------------------ ------------------------
                     Warranty, telephone and on-site service, spare
                parts
--------------- ------------------------------------------------------ ------------------------ --------------------------

DAY ONE-- SALES/MANAGEMENT TRAINING

--------------- ------------------------------------------------------ ------------------------ --------------------------
Time            Topics                                                 Handouts/Exercises       Presenter/Attendees
=============== ====================================================== ======================== ==========================
8:00 am         Introductions                                                                   everyone
--------------- ------------------------------------------------------ ------------------------
8:30 am         Video overviews of Xerox & Presstek DI
--------------- ------------------------------------------------------ ------------------------
9:00 am         Demo--presented by production mgrs, prepress and        Corporate identity
                press operators                                        piece
--------------- ------------------------------------------------------ ------------------------
noon            Lunch & discussions
--------------- ------------------------------------------------------ ------------------------
1:00 pm         Feature/benefit discussion
--------------- ------------------------------------------------------ ------------------------
                     DI quality
--------------- ------------------------------------------------------ ------------------------
                     Throughput times
--------------- ------------------------------------------------------ ------------------------
                     Cost savings
--------------- ------------------------------------------------------ ------------------------
                     Waterless printing
--------------- ------------------------------------------------------ ------------------------
                Review of samples, tests
--------------- ------------------------------------------------------ ------------------------
3:30 pm         Wrap-up questions and comments                         Evaluation forms
--------------- ------------------------------------------------------ ------------------------
4:30 pm         Depart for airport
--------------- ------------------------------------------------------ ------------------------ --------------------------

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                   EXHIBIT J-3
                                   -----------

INSTALLATION, SERVICE SUPPORT AND TRAINING PRICING

DOCUCOLOR 400 DI ([CONFIDENTIAL TREATMENT REQUESTED]/*/)
--------------------------------------------------------------- ---------------
Description                                                     Xerox Cost
--------------------------------------------------------------- ---------------
4-Color Installation w/ 90 days Labor Warranty                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED/*/
--------------------------------------------------------------- ---------------
5-Color Installation w/ 90 days Labor Warranty                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
4-Color 9 Month-Labor Warranty, Option B                        $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
5-Color 9 Month- Labor Warranty, Option B                       $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
4-Color 12 Month-Full Year Parts & Labor SMA, Option A          $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
5-Color 12 Month-Full Year Parts & Labor SMA, Option A          $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
4-Color 12 Month-Unlimited Labor SMA, Option B                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
5-Color 12 Month- Unlimited Labor SMA, Option B                 $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------- ---------------
4-Color 12 Month-Limited Labor SMA, Option C                    $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
5-Color 12 Month- Limited Labor SMA, Option C                   $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
4-Color 12 Month-Parts Only SMA, Option D                       $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
5-Color 12 Month- Parts Only SMA, Option D                      $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Daily Rate-One Day Minimum                                      $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Travel Rate                                             $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Standard Rate                                           $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Weekend/Overtime Rate(>8 hours/day)                     $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Holiday Rate                                            $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
On-Site Training-5 day minimum                                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Class Room Training-3 day minimum                               $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

*shipping charges, insurance, site and electrical preparation not included **plus travel expenses
***a minimum of 3 and a maximum of 5 people per training session See attached Service Maintenance Agreement for Option Descriptions and Terms and Conditions

                       DOCUCOLOR 233 DI ([CONFIDENTIAL TREATMENT REQUESTED]/*/)
--------------------------------------------------------------- ---------------
Description                                                     Xerox Cost
--------------------------------------------------------------- ---------------
Installation w/ 90 Day Labor Warranty                           $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
9 Month Labor Warranty-Option B                                 $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
12 Month-Full Year Parts & Labor SMA, Option A                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
12 Month-Unlimited Labor SMA, Option B                          $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
12 Month-Limited Labor SMA, Option C                            $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
12 Month-Parts Only SMA, Option D                               $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Daily Rate-One Day Minimum                                      $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Travel Rate                                             $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Standard Rate                                           $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------- ---------------
Description                                                     Xerox Cost
--------------------------------------------------------------- ---------------
Service Weekend/Overtime Rate(>8 hours/day)                     $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Service Holiday Rate                                            $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
On-Site Training-5 day minimum                                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------
Class Room Training-3 day minimum                               $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/
--------------------------------------------------------------- ---------------

*shipping charges, insurance, site and electrical preparation not included **plus travel expenses
***a minimum of 3 and a maximum of 5 people per training session See attached Service Maintenance Agreement for Option Descriptions and Terms and Conditions

                             XEROX SERVICE TRAINING
--------------------------------------------------------------- ----------------
Description                                                     Xerox Cost*
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Press Operator Training-1 week                                  $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/per
                                                                person
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Prepress Applications Training-1 week                           $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/per
                                                                person
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
Plate Application Training-1 week                               $[CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED]/*/per
                                                                person
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/ Press Service/            $[CONFIDENTIAL
Installation Training-2 weeks                                   TREATMENT
                                                                REQUESTED]/*/per
                                                                person
--------------------------------------------------------------- ----------------
--------------------------------------------------------------- ----------------
[CONFIDENTIAL TREATMENT REQUESTED]/*/ Press Service/            $[CONFIDENTIAL
Installation Training-2 weeks                                   TREATMENT
                                                                REQUESTED]/*/per
                                                                person
--------------------------------------------------------------- ----------------
*a minimum of 3 and a maximum of 5 people per training session

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                        MASTER SUPPLY AND DISTRIBUTION AGREEMENT
                                    BETWEEN PRESSTEK, INC. AND XEROX CORPORATION
                                                              SEPTEMBER 21, 2000

                                   EXHIBIT J-4
                                   -----------

                           Presstek Service Agreement


Service agreement between Presstek, Inc. and:

         Company name and address here

Contact Name :
Contact Phone:
Contact Fax :

                           SERVICE COMMENCEMENT DATE:

Presstek, Inc., hereinafter Company, agrees to provide service and maintenance support to Customer name, hereinafter Customer, for the equipment listed on Equipment List, (the "Equipment"), attached hereto as Attachment A and made a part of this agreement, subject to inspection and acceptance by Company.


1. SERVICE AND MAINTENANCE OPTIONS
(INDICATE SELECTION(S) ON ATTACHMENT A)

(a) All parts (not including modified parts, expendable parts and supplies, as defined below), labor for unlimited remedial service calls during the Principal Period of Maintenance (PPM) and 2 Preventive Maintenance (PM) visits per year.

(b) Labor only for unlimited number of remedial service calls during the PPM and PM as per attached Equipment List; parts are additional.

(c)  Labor only for 4 remedial service calls; parts are additional.

(d) All parts except integrated circuit boards unless equipment is protected by a Company approved power protection device.

Company shall respond, on-site, to all unscheduled remedial service requests within 48 hours, Monday though Friday, Presstek holidays excluded.

Except as otherwise stated herein, Company agrees to provide service and maintenance, for equipment covered under this agreement, to keep said equipment in good working order as per selected "Service and Maintenance Option" above. Parts and components shall be selected by Company, shall be furnished on an exchange basis and shall be new or perform substantially similar to new parts and components. Replaced parts or components shall become the property of Customer and exchanged parts shall become the property of Company.

Expendable and/or consumable parts, such as printing plates, including but not limited to, maintenance kits, blankets, and covers are not covered by this Agreement.

Except as a selected "Service and Maintenance Option" above, service does not include routine or preventive maintenance nor does it include the refinishing or replacement of external cosmetic parts, including chassis, housings, cabinets or cabinet parts. Where preventive maintenance is covered, said preventive maintenance shall be performed according to original equipment manufacturer recommendation as determined by Company.

1.2 EQUIPMENT OVERHAUL
In the event that Equipment requires repairs beyond the limits of regular service and maintenance, such as, but not limited to, excessive wear and tear, age, long term use, excessive use or other similar causes, an overhaul, as determined by Company, may be required. Said overhauls are not covered by this agreement unless Customer has selected option A from the Service and Maintenance Options, in which case the total cost to Customer of overhaul will not exceed the Customer cost of Option A. In such event an estimate of repairs shall be submitted by Company to Customer detailing the cost of an overhaul. If Customer does not authorize said overhaul, Company may discontinue service of the equipment without refund of the unused portion of this agreement. Company may refuse to renew this agreement upon expiration.


2. TERM
The initial term of this agreement is for one year from the service commencement date as specified on the Equipment List attached hereto and made a part hereof. This Agreement shall renew automatically for successive periods of one (1) year, on the same terms and conditions at Company's then prevailing prices, except that it shall not be renewed if either party provides written notice of non-renewal at least thirty (30) days prior to the expiration of the then-current term of the Agreement.

3. SERVICE AVAILABILITY
Remedial service may be requested by calling the Service Dispatcher at:
603-889-4091, X3260. Company will provide service and maintenance under the terms of this agreement, during the PPM as follows:

Monday through Friday 8:00am - 5:00pm (EST)    ____________________

              EXCLUDING UNITED STATES OR COMPANY HOLIDAYS INDICATED
              [ ] New Year's Day         [ ] Thanksgiving Day
              [ ] Memorial Day           [ ] Christmas Day
              [ ] Independence Day       [ ] Labor Day

HOLIDAYS THAT FALL ON SATURDAY OR SUNDAY ARE OBSERVED ON THE SAME DAY DECLARED BY THE UNITED STATES GOVERNMENT. NOTE: THE PRESSTEK HOLIDAY SCHEDULE IS SUBJECT TO CHANGE.

Service and maintenance rates quoted herein are based on the above Principal Period of Maintenance (typically one work shift). Travel hours are defined as "portal to portal". Overtime hours are defined as any work hours exceeding 8 hours in one work day or 24 hour time period.

Presstek hourly labor rates (in USD) are as follows:

Travel                                  $[CONFIDENTIAL TREATMENT REQUESTED]/*/

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

Work                                    $[CONFIDENTIAL TREATMENT REQUESTED]/*/
Overtime                                $[CONFIDENTIAL TREATMENT REQUESTED]/*/
Holidays                                $[CONFIDENTIAL TREATMENT REQUESTED]/*/

4. CHARGES
Service and maintenance charges shall be payable by Customer in accordance with the payment terms set forth in Exhibit A. In addition, Company shall invoice Customer, at Company's then-current hourly rates and parts prices, for services and for parts supplied which are not covered by this agreement. In addition to the part prices and service charges payable hereunder, Customer shall pay all sales and use and other applicable taxes and shipping costs related to Company's provision of parts and services hereunder.

All charges and costs for which Company sends an invoice to Customer shall be due and payable,in full, thirty(30) days from the date of the invoice. In the event Customer fails to pay, when due, any invoice or other amount payable hereunder, Customer agrees to pay Company a late payment charge on all past due amounts equal to one and one half percent (1.5%) per month. At Company's option Company may suspend service until all outstanding, overdue invoices are paid in full. Customer shall pay on demand all of Company's costs and expenses, including reasonable attorney's or collection agency's fees, incurred in enforcing Customer's obligations under this Agreement.

5. EXCLUSIONS
Service and maintenance support to be provided under this Agreement does not include repairs, replacement of parts and labor caused by, arising from, related to or made necessary by: a) use of equipment in a manner not recommended by Company; b) failure to continually provide a suitable installation environment, including but not limited to, adequate electrical power, air conditioning or humidity control; c) Customer's improper use, management, or supervision of covered equipment; d) accident and disaster, including but not limited to, fire, flood, water, wind, or lightening; e) electrical work, devices, cables, etc., external to the equipment; f) the maintenance of accessories, alterations, modifications, attachments or other devices not covered by this agreement; g) excessive electrostatic discharge, improper grounding, improper power line protection; h) failure of Customer to perform Company recommended daily/weekly/monthly maintenance and cleaning; i) service providers and parts installers other than the Company; j) improperly trained and inexperienced operators.

6. ADDITIONS AND DELETIONS
New equipment may be added to, and replacements deleted from this agreement upon receipt of ten (10) days written notice to Company, subject to written acceptance by Company. This provision may be waived if new equipment is purchased from Company.

7. TERMINATION
THIS AGREEMENT MAY BE TERMINATED UNDER ANY OF THE FOLLOWING CONDITIONS:
(a) Either party may immediately terminate this agreement or any renewal hereof by giving prior written notice of such termination to the other party in the event such other party becomes insolvent or institutes or permits to be instituted against it any proceedings seeking its

------------------
/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

receivership, trusteeship, bankruptcy, reorganization, readjustment of debt, assignment for the benefit of creditors, or other proceedings under the United States Federal Bankruptcy Act or as provided by any other insolvency law, state or federal, to the extent such termination is valid under such law.

(b) Company may immediately terminate this Agreement, or may suspend services to be provided hereunder, at any time by giving prior written notice of such termination or suspension to Customer in the event Customer fails to pay, when due, any invoice or other amount due under this Agreement.

(c) Either party may terminate this Agreement for a non-monetary default, if the other party fails to perform any of its material obligations set forth in this Agreement (a "Material Default"), and such failure continues for more than thirty days after written notice is sent by the terminating party specifying the nature of the failure.

Upon termination of this agreement for any reason, Company's obligation to provide service and maintenance support, as herein set forth, shall immediately cease and all outstanding invoiced amounts due by Customer to Company shall, notwithstanding prior invoice terms, become immediately due and payable. Any amounts paid by Customer to Company for service and maintenance support shall not be refundable. If this Agreement terminates prior to the end of any term for any reason other than Company's Material Default, Company's insolvency or the institution of bankruptcy proceedings against Company, Customer shall be obligated to pay Company on demand the price of a full one-year term as set forth on Exhibit A. If this Agreement terminates due to Company's adjudged Material Default, Company's insolvency or the institution of bankruptcy proceedings against Company, Customer shall be obligated to pay Company on a prorated basis for that portion of the terminated Agreement which runs from the Service Commencement Date, or its anniversary date for any renewal term, to the effective date of the termination.

8. LIMITED WARRANTY
Company warrants that services will be performed hereunder in a workmanlike manner in accordance with reasonable commercial standards. Parts are warranted against defects solely to the extent of the manufacturer's warranty, if any. Labor provided by Company is warranted for 30 days from the date of service.

8.1 DISCLAIMER OF WARRANTIES
EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN SECTION 8 ABOVE, REPLACEMENT PARTS, LABOR AND SERVICES ARE PROVIDED"AS IS". COMPANY SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9. LIMITATION OF LIABILITY
COMPANY SHALL NOT BE HELD RESPONSIBLE FOR COMPANY'S INABILITY TO PROVIDE TIMELY SERVICE DUE TO DELAYS. IN NO EVENT WILL COMPANY, OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR AFFILIATES, BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF DATA OR BUSINESS INFORMATION, LIABILITY TO THIRD PARTIES, AND THE LIKE, ARISING OUT OF THE USE OR INABILITY TO USE THE EQUIPMENT. COMPANY'S LIABILITY TO CUSTOMER (IF
ANY) FOR ACTUAL DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE LIMITED TO, AND IN NO EVENT EXCEED THE AMOUNT PAYABLE BY CUSTOMER FOR SERVICE AND MAINTENANCE SUPPORT ON THE UNIT OF EQUIPMENT INVOLVED, AS LISTED IN ATTACHMENT "A" FOR THE THREE (3) MONTHS IMMEDIATELY PRECEDING THE EVENT WHICH ALLEGEDLY GAVE RISE TO THE DAMAGES.

10. INDEMNIFICATION
Each party shall indemnify and hold the other harmless from and against any claim, loss, liability, or expense, including but not limited to, damages, costs and attorney fees, arising out of or in connection with any acts of omissions of the other party and its agents and employees.

11. GENERAL
This Agreement and its attachments, as accepted by Company and Customer, supersede any previous written or oral agreements or understandings between the parties concerning the subject hereof, and constitute the entire such agreement between the parties. No amendments or additions to the terms and conditions of this Agreement shall be valid unless set forth in writing and signed by an authorized representative of each of the parties.

Waiver by either party of a breach of any of the provisions hereof shall not constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. The invalidity or unenforceability of any term or provision of this Agreement shall in no way impair or affect the remainder thereof, which shall continue in full force and effect.

This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New Hampshire. Any disputes under the Agreement or concerning the business relationship between the parties must be litigated exclusively in the Courts of the State of New Hampshire. If, however, the parties have agreed in writing to arbitrate their disputes, the arbitration must take place exclusively in the State of New Hampshire unless the parties have agreed to arbitrate elsewhere. The prevailing party in any action concerning this Agreement or the business relationship between the parties shall be entitled to an award of costs and reasonable attorney's fees.

Any notice or other communication required under this Agreement shall be deemed to have been duly given if it is delivered personally or by facsimile with proof of receipt, or sent by registered or first-class mail, return receipt requested, first-class postage prepaid, to a party at the address listed below, or at such other address provided by the party.

12. ACCEPTANCE
Acceptance of this agreement by Company is contingent upon consistency with Company's then current prices, and upon Company's determination that equipment is in proper operating condition. Inspection and repairs necessary to bring equipment to proper operating/mechanical condition shall be billed at Company's then current prices. This Agreement shall not be binding upon Company unless an officer of Company approves and accepts this Agreement by signing both the Agreement and the attached attachment A.

12.1 ACCEPTANCE

Company Name:  Presstek Inc.

Address:  55 Executive Drive, Hudson, NH 03051

By:

Title:  VP Sales, Marketing and Customer Service             Date:



Customer Name__________________________________________________________________

Address________________________________________________________________________

By_____________________________________________________________________________

Title_________________________________________________________Date ____________

Equipment List -- Attachment A

Presstek, Inc. agrees to provide service and maintenance in accordance with Service and Maintenance Agreement dated July 1, 2000, between Customer name and Presstek at the rates and on the equipment listed below:

Customer Name:                   Phone:

PRICED     [ ]  Monthly     [ ]  Quarterly     [ ]  Annually

Payable:   [ ]  Monthly     [ ]  Quarterly     [ ]  Annually


Presstek's Direct Imaging kit, serial number xxxxxxxxx. The kit consists solely of the Presstek parts (or their sub assemblies) listed in attachment B of this document. Also included are the assemblies and sub-assemblies that constitute the Docucolor400 DI printing press, serial number xxxxxxxx.

Options        Price in USD      Option(s) Selected       Selected By

Option A     $    _________         [ ]                  ____________

Option B     $    _________         [ ]                  ____________

Option C     $    _________         [ ]                  ____________

Option D     $    _________         [ ]                  ____________


ACCEPTED

Company Signature ________________________________________

Printed Name:  ___________________________________________

Title:  __________________________________________________     Date:  ________



Company Signature ________________________________________

Printed Name:  ___________________________________________

Title:  __________________________________________________     Date:  ________